                                EXHIBIT (4)(A)
                                --------------


                              GROUP MASTER POLICY
                              AND OPTIONAL RIDERS

               [LOGO OF PFL LIFE INSURANCE COMPANY APPEARS HERE]

       PFL Life Insurance Company
       A Stock Company
       Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
       (Hereafter called the Company, we, our or us)    (319) 398-8511


    GROUP CONTRACT OWNER:   SECURITIES CUSTOMERS DLR INSURANCE TRUST II

  GROUP CONTRACT NUMBER:    12345

    GROUP CONTRACT DATE:    APRIL 1, 1999




     WE AGREE


 .  To provide annuity payments as       These agreements are subject to
   set forth in Section 10 of this      the provisions of this Contract.
   Contract,                            This Contract is issued in
                                        consideration of the
 .  Or to pay withdrawal benefits in     application, if any, and payment
   accordance with Section 5 of         of the premiums as provided.
   this Contract.
                                        This Contract may be applied for
 .  Or to pay death proceeds in          an issued to qualify as a tax-
   accordance with Section 9 of         qualified annuity under the
   this Contract.                       applicable sections of the
                                        Internal Revenue Code.

                       Signed for us at our home office.

             /S/ Craig D. Vermie                 /S/ William L. Busler
                   SECRETARY                           PRESIDENT

 This Contract is a legal contract between the Contract Owner and the Company.

                         READ YOUR CONTRACT CAREFULLY


               Group Flexible Premium Variable Annuity Contract
                  Income Payable At Annuity Commencement Date
           Benefits Based On The Performance Of The Separate Account
Are Variable And Are Not Guaranteed As To Dollar Amount (See Sections 6 and 10C)
AV432 101 114 199                  Non-Participating

                                   SECTION 1
                                  DEFINITIONS

ADJUSTED POLICY VALUE                   GROUP CONTRACT OWNER

The Policy Value increased or           The entity, as shown on the
decreased by any Excess Interest        Contract Data Page, which applies
Adjustment                              for the Group Contract

ANNUITANT                               INVESTMENT OPTIONS

The Participant to whom annuity         Any of the Guaranteed Period
payments will be made, unless           Options of the Fixed Account, the
another payee is named.                 Dollar Cost Averaging Fixed Account
                                        Option, and any of the Subaccounts
ANNUITY COMMENCEMENT DATE               of the Separate Account(s).

Date the Annuitant will begin           PARTICIPANT
receiving payments from this
annuity, which may not be later         A person who makes premium payments
than the last day of the                or for whom premium payments are
Certificate month starting after        made under the Group Contract
the Annuitant attains age 85,
except as expressly allowed by us,      PAYEE
but in no event later than the last
day of the month following the          The person to whom annuity payments
month in which the Annuitant            will be made.
attains age 95.
                                        PAYMENT OPTIONS
CASH VALUE
                                        Options through which the
Amount defined in Section 5, that       distribution of the Adjusted Policy
can be withdrawn if the annuity         Value can be directed.
Certificate is surrendered.
                                        POLICY VALUE
CERTIFICATE
                                        The amount (defined in Section 4)
The document issued under the Group     applicable under the Certificate
Contract to the eligible                that can be used to fund one of the
Participants who apply for              Payment Options.
coverage. The Certificate is not a
part of the Group Contract              SEPARATE ACCOUNT

CERTIFICATE ANNIVERSARY                 The separate investment account(s)
                                        established by us, as described in
The anniversary of the Certificate      Section 6.
Date for each year this Certificate
remains in force.                       SUBACCOUNT

CERTIFICATE DATE                        A division of a Separate Account,
                                        as described in Section 6.
The date shown on page 3 of the
Certificate and the date on which       SURRENDER
the Certificate becomes effective.
                                        A partial or full withdrawal of
CERTIFICATE OWNER                       funds from the Policy Value or Cash
                                        Value.
The owner of the annuity
Certificate. Unless otherwise           WITHDRAWAL
specified on the Certificate Data
page, the Annuitant and the             A distribution of funds from the
Certificate Owner shall be one and      Policy Value or Cash Value.
the same person.
                                        YIELD
CERTIFICATE YEAR
                                        The effective annual interest rate
The 12 month periods following the      applicable to the Fixed Account
Certificate Date shown on the
Certificate Data page. The first        YOU, YOUR
Certificate Year starts on the
Certificate Date. Each subsequent       The owner of this Certificate.
year starts on the anniversary of       Unless otherwise specified on the
the Certificate Date.                   Certificate Data Page, the
                                        Annuitant and the Certificate Owner
DISTRIBUTION                            shall be one and the same person.

A withdrawal or disbursement of
funds from the Policy Value or Cash
Value.

GROUP CONTRACT

The Contract issued to the Group
Contract Owner, under which
Certificates are issued to eligible
Participants.

AVB432CT

                           SECTION 2 - CONTRACT DATA


GROUP CONTRACT NUMBER: [12345]

GROUP CONTRACT DATE:   [April 15, 1999]

GROUP CONTRACT OWNER:  [Securities Customers DRL Insurance Trust II]

SEPARATE ACCOUNT:      [PFL Endeavor Variable Annuity Account]

DCA SUBACCOUNT(S):     [Money Market Portfolio,
                        U.S. Government Securities Portfolio]

PREMIUM PAYMENT MINIMUMS (PER CERTIFICATE)

  Initial Premium Payment, Nonqualified:  [$5,000.00]

  Initial Premium Payment, Qualified*:    [$2,000.00]

     *Waived for 403(b) annuities

  Subsequent Premium Payments:            [$50.00]

SERVICE CHARGE:  [$40]

Before the Annually Commencement Date:

[5%] Annually Compounding Death Benefit
     Mortality and Expense Risk Fee and Administrative Charge:  [1.75%]

Step-Up to age 75 Death Benefit
     Mortality and Expense Risk Fee and Administrative Charge:  [1.75%]

Return of Premium Death Benefit
     Mortality and Expense Risk Fee and Administrative Charge:  [1.55%]

Distribution Financing Charge  [.00%]

After the Annuity Commencement Date:    Mortality and Expense Risk Fee and
                                        Administrative Charge: [1.55%]

FIXED ACCOUNT MINIMUM ANNUAL INTEREST RATE:  3%

SURRENDER CHARGE:

                 Number of Years Since    Percentage of
                                             Premium
                 [Premium Payment Date]     Withdrawn
                        [0 - 1                 8%
                         1 - 2                 8%
                         2 - 3                 8%
                         3 - 4                 7%
                         4 - 5                 6%
                         5 - 6                 5%
                         6 - 7                 4%
                         7 - 8                 3%
                         8 - 9                 2%
                         9 and thereafter      0%]

AV 432 101 114 779 MSP

                       SECTION 2 - CONTRACT DATA - CONT

SCHEDULE OF ADDITIONAL BENEFITS:

FORM NO.            ADDITIONAL BENEFIT(S)

AE 1051 199         LUMP SUM WITHDRAWAL OPTION
AE 1058 199         GUARANTEED MINIMUM DEATH BENEFIT
AE 1060 199         GUARANTEED MINIMUM DEATH BENEFIT
AE 1061 199         GUARANTEED MINIMUM DEATH BENEFIT
AE 1064 199         SYSTEMATIC PAYOUT OPTION
AE 1074 199         SERVICE CHARGE WAIVER
AE 1075 199         PREMIUM ENHANCEMENT]

AV 432 101 114 779 MSP

                                   PAGE 3(A)

                         SECTION 3 - PREMIUM PAYMENTS

PAYMENT OF PREMIUMS                     ALLOCATION OF PREMIUM PAYMENTS

Premium payments may be made any        Premium payments may be applied to
time on or after the effective date     the various Investment Options
of the Certificate and before the       which we make available. The
Annuity Commencement Date. The          Certificate Owner must tell us what
Certificate Owner may start or          percent of each premium payment to
stop, increase or decrease, or skip     allocate to the various Investment
any premium payments.                   Options. Each percent may be either
                                        zero or any whole number; however,
MAXIMUM AND MINIMUM PREMIUM PAYMENT     the allocation among all Investment
                                        Options must total 100%.
The premium payments may not be
more than the amount permitted by       CHANGE OF ALLOCATION
law if this is a tax-qualified
annuity. The minimum premium            The Certificate Owner may change
payments we will accept are             the allocation of premium payments
specified on page 3. The maximum        to the various Investment Options.
total premium payments, per             The Certificate Owner must tell us
Participant, which we will accept       in a signed notice which gives us
without prior Company approval is       the facts that we need. Premium
$1,000,000.                             payments received after the date on
                                        which we receive the notice will be
PREMIUM PAYMENT DATE                    applied on the basis of the new
                                        allocation.
The premium payment date is the
date on which the premium payment       PREMIUM TAXES
is credited to the Certificate. The
initial premium payment less any        A state may impose a premium tax.
premium taxes will be credited to       It may be imposed when a premium
the Certificate within two business     payment is made, or on the Annuity
days of receipt of such payment and     Commencement Date, on the date of
the required information.               death, or on the date of full
Subsequent additional premium           surrender. When permitted by state
payments will be credited to the        law, we will not deduct the tax
Certificate as of the business day      until the Annuity Commencement
when the premium payment and            Date, date of death, or date of
required information are received.      full surrender.
A business day is any day on which
the New York Stock Exchange is open
for trading.

                           SECTION 4 - POLICY VALUE

POLICY VALUE                            The Adjusted Policy Value may be
                                        used on the Annuity Commencement
On or before the Annuity                Date to provide lifetime income or
Commencement Date, the Policy Value     income for a period of no less than
of each Certificate is equal to         60 months under the Payment Options
the:                                    in Section 10.

(a) premium payments; minus             SERVICE CHARGE

(b) Gross Partial Withdrawals; plus     On each Certificate Anniversary and
                                        at the time of surrender during any
(c) interest credited to the Fixed      Certificate Year before the Annuity
    Account; plus                       Commencement Date, we reserve the
                                        right to charge an amount up to the
(d) accumulated gains in the            amount of the Service Charge shown
    Separate Account; minus             on page 3 for administration
                                        expenses. It will be deducted from
(e) accumulated losses in the           each Investment Option in
    Separate Account; minus             proportion to the portion of Policy
                                        Value (prior to such charge) in
(f) service charges, premium taxes      each Investment Option,
    and transfer fees, if any.          respectively, on that Certificate
                                        Anniversary, or at the time of
ADJUSTED POLICY VALUE                   surrender. In no event will the
                                        Service Charge exceed 2% of the
The Adjusted Policy Value is the        Policy Value at the time it is
Policy Value increased or decreased     deducted.
by any Excess Interest Adjustment

M1016

        SECTION 5 - CASH VALUE AND PARTIAL WITHDRAWALS

CASH VALUE                              4) The Excess Interest Adjustment
                                           may affect the death proceeds
The Cash Value may be partially            defined in Section 9;
withdrawn or will be paid in the
event of a full surrender of the        5) If interest rates have decreased
Certificate. We must receive               from the time the affected
written withdrawal or surrender            Guaranteed Period(s) started
request from the Certificate Owner         until the time the transaction
at or before the commencement of           occurs, the Excess Interest
annuity payments.                          Adjustment will result in
                                           additional funds available to
Information on the current amount          the Certificate Owner;
of a Certificate's Cash Value is
available upon request The Cash         6) If interest rates have increased
Value is equal to the Adjusted             from the time the affected
Policy Value less any Surrender            Guaranteed Period(s) started
Charges. There is-no Cash Value            until the time the transaction
after annuity payments have                occurs, the Excess Interest
commenced.                                 Adjustment will result in a
                                           decrease in the funds available
EXCESS INTEREST ADJUSTMENT                 to the Certificate Owner.

Full Surrenders, Partial                7) Certain amounts are not subject
Withdrawals, transfers, and amounts        to the Excess Interest
applied to a Payment Option from           Adjustment as provided in
the Fixed Account Guaranteed Period        Sections 5, 7 and 8.
Options described in Section 7 will
be subject to an Excess Interest        The formula for determining the
Adjustment except as provided for       amount of the Excess Interest
in the Partial Withdrawals              Adjustment is as follows:
provision below.
                                        Excess Interest Adjustment = S x (G-
An Excess Interest Adjustment           C) x (M/12)
applies in the following
situations:                             where: S is the gross (that is,
                                                 before surrender charges
1) When the Certificate Owner                    and premium taxes, if any)
   withdraws all or any portion of               amount being surrendered,
   their Cash Value,                             partially withdrawn,
                                                 transferred, or applied to
2) When the Certificate Owner                    a Payment Option that is
   exercises Annuity Payment                     subject to the Excess
   Options,                                      Interest Adjustment

3) When death proceeds are                     G is the guaranteed interest
   calculated. However, death                    rate for the Guaranteed
   proceeds will not be reduced if               Period applicable to S.
   the Excess Interest Adjustment
   is negative.                                M is the number of months
                                                 remaining in the
The Excess Interest Adjustment is                Guaranteed Period for S.
only applied to transactions                     rounded up to the next
affecting the Guaranteed Period                  higher whole number of
Options of the Fixed Account (see                months.
Section 7) and is based on any
change in interest rates from the              C is the current guaranteed
time the affected Guaranteed                     interest rate then being
Period(s) started until the time                 offered on new Premium
the Excess Interest Adjustment                   Payments for the next
occurs. The Excess Interest                      longer Guaranteed Period
Adjustment is applied as follows:                than "M". If the
                                                 Certificate form or such a
1) The Excess Interest Adjustment                Guaranteed Period Option
   is only applied when the                      is no longer offered, "C"
   transactions occur prior to the               will be the U.S. Treasury
   end of any Guaranteed Period                  rate for the next longer
   Option;                                       maturity (in whole years)
                                                 than "M" on the 25th day
2) Transfers to the Guaranteed                   of the previous calendar
   Period Options of the Fixed                   month, plus up to 2%.
   Account are considered Premium
   Payments for purposes of             Upon full surrender, the Excess
   determining the Excess Interest      Interest Adjustment (EIA) for each
   Adjustment;                          Guaranteed Period Option will not
                                        reduce the Adjusted Policy Value
3) The Excess Interest Adjustment       for that Guaranteed Period Option
   is distinct from, and is applied     below the amount paid into, less
   prior to, the Surrender Charge;      any prior withdrawals and transfers
                                        from, that Guaranteed Period
                                        Option, plus interest at the 3%
                                        guaranteed effective annual
                                        interest rate.

U1016

                               SECTION 5 - CONT

PARTIAL WITHDRAWALS                     If any Partial Withdrawal reduces
                                        the Cash Value below $500, we
We will pay the Certificate Owner a     reserve the right to pay the full
portion of the Cash Value as a          Cash Value and terminate the
Partial Withdrawal provided we          Certificate.
receive a written request while the
Certificate is in effect and before     We may delay payment of the Cash
the Annuity Commencement Date. When     Value from the Fixed Account for up
the Certificate Owner requests a        to 6 months after we receive the
Partial Withdrawal they must tell       request If the Certificate Owner
us how it is to be allocated from       dies after we receive the request,
among the Investment Options. If        but before ore the request is
the request for a Partial               processed, the request will be
Withdrawal from any Investment          processed before the death proceeds
Option is less than or equal to the     are determined.
Cash Value in that option, or
Subaccount, we will pay the amount      Each Partial Withdrawal consists of
of the request However, if the          a portion that is subject to
request for a Partial Withdrawal        Surrender Charge (that is, the
from any Investment Option is           Excess Partial Withdrawal) and a
greater than the Cash Value in that     remaining portion that is free from
option, we will pay the Cash Value      Surrender Charge (that is, the
of that Investment Option.              Surrender Charge-free amount).
                                        Either portion may be zero (0)
The Gross Partial Withdrawal is the     depending on the Partial Withdrawal
total amount which will be deducted     requested and prior amounts
from the Certificate's Policy Value     withdrawn.
as a result of each Partial
Withdrawal. The Gross Partial           Partial Withdrawals may be made
Withdrawal may be more or less than     free from Surrender Charges and
the requested Partial Withdrawal        free from Excess Interest
amount, depending on whether            Adjustments as follows:
Surrender Charges and/or Excess
Interest Adjustments apply at the       MINIMUM REQUIRED DISTRIBUTION
time the Partial Withdrawal is
requested.                                   For tax-qualified plans,
                                             Partial Withdrawals taken to
The Excess Partial Withdrawal                satisfy minimum distribution
amount is the portion of the                 requirements under Section
requested Partial Withdrawal that            401(a)(9) of the Internal
is subject to Surrender Charge               Revenue Code (IRC) are
(that is, the portion which is in            available with no Surrender
excess of the Surrender Charge-free          Charges and no Excess Interest
portion). For example, if the                Adjustments. The amount
requested withdrawal amount is $             available from each
1,000, and the Surrender Charge-             Certificate with respect to
free amount is $200, then the                the minimum distribution
Excess Partial Withdrawal would be           requirement is based solely on
$800. Excess Partial Withdrawals             this Certificate.
will reduce the Policy Value by an
amount equal to (X-Y+Z) where:               The Certificate Owner must be
                                             at least 70 1/2 years old in
X = Excess Partial Withdrawal                the calendar year of
A = Amount of Partial withdrawal             distribution, must submit a
    subject Excess Interest Adjustment       written request to us and must
Y =  Excess Interest djustment =             take the distribution before
     (A) x (G-C) x (M/12) where G.           year end. If the Certificate
     C and M are defined in the              Owner attains age 70 1/2 in
     Excess Interest Adjustment              the calendar year of
     provision above, with "A"               distribution, a written
     substituted for "S" in the              request which is postmarked no
     definitions of G and M.                 later than the end of the
Z = Surrender Charge on X minus Y.           current calendar year must be
                                             submitted to us.
The formula for determining the
Gross Partial Withdrawal is as               Systematic minimum
follows:                                     distributions must be at least
                                             $50 or a lump sum distribution
Gross Partial Withdrawal = R - E + SC        is available if minimum
                                             required distributions are
where: R is the requested Partial            less than $50
       Withdrawal;
                                             Any amount requested in excess
       E is the Excess Interest              of the IRC minimum required
       Adjustment; and                       distribution will have the
                                             appropriate Surrender Charges
       SC is the Surrender Charge on         and Excess Interest
       (EPW - E); where                      Adjustments applied, unless
                                             the excess distribution
       EPW is the Excess Partial             qualifies as Surrender Charge-
       Withdrawal amount.                    free or Excess Interest
                                             Adjustment-free under any
                                             additional options provided.

M1017

                                   PAGE 5(A)


                               SECTION 5 - CONT

NURSING CARE AND TERMINAL CONDITION          Annuitant's, Annuitant's
                                             spouse's, Certificate Owner's,
WITHDRAWAL OPTION                            or Certificate Owner's
                                             spouse's physician. Proof of
     Beginning in the first                  confinement may be a
     Certificate Year, if the                physician's statement or a
     Certificate Owner or                    statement from a hospital or
     Certificate Owner's spouse              nursing facility
     (annuitant or annuitant's               administrator.
     spouse if the Certificate
     Owner is not a natural person)     UNEMPLOYMENT WAIVER
     has been 1) confined in a
     Hospital or Nursing Facility            Beginning in the first
     for 30 consecutive days or 2)           Certificate Year, the
     diagnosed as having a Terminal          Certificate Owner may withdraw
     Condition, the Certificate              all or a portion of the Policy
     Owner may elect to withdraw             Value free of Surrender
     all or a portion of the Policy          Charges and free of any Excess
     Value without Surrender                 Interest Adjustment if the
     Charges and without Excess              Certificate Owner or
     Interest Adjustment. The                Certificate Owner's spouse
     minimum withdrawal under this           (annuitant or annuitant's
     option is $ 1000.                       spouse, if the Certificate
                                             Owner is not a natural person)
     For Nursing Care, we must               becomes unemployed. In order
     receive each withdrawal                 to qualify, the Certificate
     request and proof of                    Owner 1) must have been
     eligibility with each request           employed full time for at
     no later than 90 days                   least two years prior to
     following the date that                 becoming unemployed, 2) must
     confinement has ceased, unless          have been employed full time
     it can be shown that it was             on the Certificate Date, 3)
     not reasonably possible to              must have been unemployed for
     provide the notice and proof            at least 60 consecutive days
     within the above time period            at the time of withdrawal and
     and that the notice and proof           consist of providing us with a
     were given as soon as                   determination letter from the
     reasonably possible. However,           applicable State's Department
     in no event, except the                 of Labor which verifies that
     absence of legal capacity,              the Certificate Owner
     shall the notice and proof be           qualifies for and is receiving
     provided later than one year            unemployment benefits at the
     following the date that                 time of withdrawal. The
     confinement has ceased. For a           determination letter must be
     Terminal Condition, we must             received by us no later than
     receive each withdrawal                 15 days following the date of
     request and the applicable              the withdrawal request.
     proof of eligibility no later
     than one year following
     diagnosis of the Terminal
     Condition. Proof of a Terminal
     Condition is required only
     with the initial withdrawal
     request and must be furnished
     by the

U1017

                                   PAGE 5(B)

                             SECTION 5 - CONT

SURRENDER CHARGES                      purposes, premium payments are
                                       deemed to be withdrawn before
Amounts withdrawn in excess of any     earnings.
Surrender Charge-free Partial
Withdrawals are subject to a           After all premium payments are
Surrender Charge. If applicable,       considered to be withdrawn, the
this charge will either apply for a    remaining Adjusted Policy Value may
number of years following each         be withdrawn free from any
premium payment date or for a          Surrender Charge.
number of years following the
Certificate Date as shown on page      GUARANTEED RETURN OF FIXED ACCOUNT
3. The amount of this charge, if       PREMIUM PAYMENTS
any, will be a percentage, (as
shown on page 3 of each                Upon full surrender of the
Certificate) of the amount of          Certificate, the Certificate Owner
premium withdrawn.                     will always receive at least the
                                       premium payments made to, less
For Surrender Charge purposes, the     prior withdrawals and transfers
oldest premium payment is              from, the Fixed Account
considered to be withdrawn first If
the amount withdrawn exceeds this,     MINIMUM VALUES
the next oldest premium payment is
considered to be withdrawn, and so     Benefits available under the
on until the most recent premium       Certificate are not less than those
payment is considered to be            required by any statute of the
withdrawn. For Surrender Charge        state in which the Certificate is
                                       delivered.

                          SECTION 6 - SEPARATE ACCOUNT

SEPARATE ACCOUNT                        of the Separate Account in
                                        accordance with a method of
We have established and will            valuation which we establish in
maintain one or more Separate           good faith. Valuation Period means
Account(s), indicated on the            the period of time from one
Certificate Data Page, under the        determination of the value of each
laws of the state of Iowa. Any          Subaccount to the next. Such
realized or unrealized income, net      determinations are made when the
gains and losses from the assets of     value of the assets and liabilities
the Separate Account are credited       of each Subaccount is calculated.
to or charged against it without        This is generally the close of
regard to our other income, gains       business on each day on which the
or losses. Assets are put in the        New York Stock Exchange is open.
Separate Account for the
Certificates, as well as for other      We also reserve the right to
variable annuity policies and           transfer assets of the Separate
Certificates. Any Separate Account      Account, which we determine to be
may invest assets in shares of one      associated with the class of
or more mutual fund portfolios, or      Certificates to which the
in the case of a managed Separate       Certificate belongs, to another
Account, direct investments in          separate account. If this type of
stocks or other securities as           transfer is made, the term
permitted by law. Fund Shares refer     "Separate Account", as used in this
to shares of underlying mutual          contract and in the Certificate,
funds or prorata ownership of the       shall then mean the separate
assets held in a Subaccount of a        account to which the assets were
managed Separate Account. Fund          transferred.
shares are purchased, redeemed and
valued on behalf of the Separate        We also reserve the right to:
Account.                                (a) deregister the Separate Account
                                            under the Investment Company Act o
The Separate Account is divided             1940;
into Subaccounts. Each Subaccount
invests exclusively in shares of        (b) manage the Separate Account
one of the portfolios of an                 under the direction of a
underlying mutual fund. We reserve          committee at any time;
the right to add or remove any
Subaccount of the Separate Account.     (c) restrict or eliminate any
                                            voting rights of Certificate
The assets of the Separate Account          Owners or other persons who
are our property. These assets will         have voting rights as to the
equal or exceed the reserves and            Separate Account; and
other contract liabilities of the
Separate Account. These assets will     (d) combine the Separate Account
not be chargeable with liabilities          with one or more other separate
arising out of any other business           accounts;
we conduct. We reserve the right,
subject to regulations governing        (e) create new Separate Accounts;
the Separate Account, to transfer
assets of a Subaccount, in excess       (f) add new Subaccounts to or
of the reserves and other contract          remove existing Subaccounts
liabilities with respect to that            from the Separate Account, or
Subaccount, to another Subaccount           combine Subaccounts;
or to our General Account.
                                        (g) add new underlying mutual
We will determine the fair market           funds, remove existing mutual
value of the assets                         funds, or substitute a new fund
                                            for an existing fund.

P1037

                      SECTION 6 - SEPARATE ACCOUNT - CONT

The Net Asset Value of a fund share      provide accumulation units in those
is the per-share value calculated        Subaccounts. The number of
by the mutual fund or, in the case       accumulation units purchased in a
of a managed Separate Account, by        Subaccount will be determined by
the Company. The Net Asset Value is      dividing the premium payment
computed by adding the value of the      allocated to or any amount
Subaccount's investments, cash and       transferred to that Subaccount, by
other assets, subtracting its            the value of an accumulation unit
liabilities, and then dividing by        for that Subaccount on the premium
the number of shares outstanding.        payment or transfer date.
Net Asset Values of fund shares
reflect investment advisory fees         The number of accumulation units
and other expenses incurred in           withdrawn or transferred from the
managing a mutual fund or a managed      Subaccounts will be determined by
Separate Account                         dividing the amount withdrawn or
                                         transferred by the value of an
CHANGE IN INVESTMENT OBJECTIVE OR        accumulation unit for that
POLICY OF A MUTUAL FUND                  Subaccount on the withdrawal or
                                         transfer date.
If required by law or regulation,
an investment policy of the              The value of an accumulation unit
Separate Account will only be            on any business day is determined
changed if approved by the               by multiplying the value of that
appropriate insurance official of        unit at the end of the immediately
the state of Iowa or deemed              preceding valuation period by the
approved in accordance with such         net investment factor for the
law or regulation. If so required,       valuation period.
the process for obtaining such
approval is f fled with the              The net investment factor used to
insurance official of the state or       calculate the value of an
district in which this contract is       accumulation unit in each
delivered.                               Subaccount for the Valuation Period
                                         is determined by dividing (a) by
CHARGES AND DEDUCTIONS                   (b) and subtracting (c) from the
                                         result, where:
The Mortality and Expense Risk Fee
and the Administrative Charge are        (a) is the result of:
each deducted both before and after          (1) the net asset value of a
the Annuity Commencement Date to                 fund share held in that
compensate for changes in mortality              Subaccount determined as of
and expenses not anticipated by the              the end of the current
mortality and administration                     valuation period; plus
charges guaranteed in the contract.
                                             (2) the per share amount of any
Any applicable Service Charge is                 dividend or capital gain
deducted prior to the Annuity                    distributions made by the
Commencement Date only.                          fund for shares held in
                                                 that Subaccount if the ex-
Any applicable Distribution                      dividend date occurs during
Financing Charge is deducted prior               the valuation period; plus
to the Annuity Commencement Date                 or minus
only, to compensate f or costs of
distributing the policy.                     (3) a per share credit or
                                                 charge for any taxes
If the Mortality and Expense Risk                reserved for, which we
Fee(s) and/or Distribution                       determine to have resulted
Financing Charges are more than                  from the investment
sufficient, the Company will retain              operations of that
the balance as profit or reduce                  Subaccount.
these fees and charges in the
future.                                  (b) is the net asset value of a
                                             fund share held in that
ACCUMULATION UNITS                           Subaccount determined as of the
                                             end of the immediately
The Policy Value in the Separate             preceding valuation period.
Account before the Annuity
Commencement Date is represented by      (c) is a factor representing the
accumulation units. The dollar               Mortality and Expense Risk Fee
value of accumulation units for              and Administrative Charge
each Subaccount will change from             before the Annuity Commencement
day to day reflecting the                    Date, plus any applicable
investment experience of the                 Distribution Financing Charge.
Subaccount.                                  This factor is less than or
                                             equal to, on an annual basis,
Premium payments allocated to and            the sum of the applicable
any amounts transferred to the               percentages shown on page 3 of
Subaccounts will be applied to               the daily net asset value of a
                                             fund share held in that
                                             Subaccount.

                                         Since the net investment factor may
                                         be greater or less than one, the
                                         accumulation unit value may
                                         increase or decrease.

PB1037

                       SECTION 7 - FIXED ACCOUNT

FIXED ACCOUNT                           We reserve the right f or new
                                        premium payments, transfers, or
Premium payments applied to and any     rollovers to offer or not to offer
amounts transferred to the Fixed        any GPO, except that we will always
Account will reflect a fixed            offer at least a one year GPO.
interest rate. The interest rates
we set will be credited for             For purposes of crediting interest
increments of at least one year         when funds are withdrawn from or
measured from each premium payment      transferred into a GPO, the amount
or transfer date. These rates will      of the oldest premium payment or
never be less than an effective         rollover into that GPO is
annual interest rate of 3%.             considered to be withdrawn first If
                                        the amount withdrawn exceeds this
GUARANTEED PERIODS                      amount, the next oldest premium
                                        payment or rollover is considered
We may offer optional Guaranteed        to be withdrawn next, and so on
Period Options, into which premium      until the most recent premium
payments may be paid or amounts         payment or rollover is considered
transferred. The current interest       to be withdrawn (this is a "First-
rate we set for funds entering each     In, First-Out" or FIFO procedure).
Guaranteed Period Option (GPO) is       Premium payment(s) or rollover(s)
guaranteed until the end of that        are deemed to be withdrawn first,
option's Guaranteed Period. At that     then credited interest.
time, the premium payment made or
amount transferred into the GPO,        Partial withdrawals, Surrenders,
less any withdrawals or transfers       transfers, and amounts applied to a
from that GPO, plus accrued             Payment Option from the Guarantee
interest, will be rolled into a new     Period Option(s) are subject to an
GPO or may be transferred to any        Excess Interest Adjustment as
Subaccount(s) within the Separate       described in Section 5.
Account(s).
                                        DOLLAR COST AVERAGING FIXED ACCOUNT
The Certificate Owner may choose        OPTION
the investment Option(s) they want
the funds rolled into by giving us      We may offer a Dollar Cost
a written notice within 30 days         Averaging (DCA) Fixed Account
before the end of the expiring          Option separate from the Guaranteed
option's Guaranteed Period.             Period Options. This option will
However, any Guaranteed Period          have a one year interest rate
elected may not extend beyond the       guarantee. The current interest
maximum Annuity Commencement Date       rate we set for the DCA Fixed
defined in Section 11. In the           Account may differ from the rates
absence of such election, the funds     credited on the one year GPO in the
will be rolled into a new GPO which     Fixed Account In addition, the
is the same as the expiring GPO         current interest rate we credit may
unless that GPO is no longer            vary on different portions of the
offered, in which case, the next        DCA Fixed Account The credited
shorter GPO offered will be used.       interest rate will never be less
The Certif icate Owner will be          than the minimum effective annual
mailed a notice of completion of        interest rate of 3%. The DCA Fixed
the rollover with the new interest      Account Option will only be
rate applicable. The new GPO will       available under a Dollar Cost
be deemed as accepted if we do not      Averaging program as described in
receive a written rejection within      Section 8.
30 days from the postmark date of
the completion notice.

                             SECTION 8 - TRANSFERS

A. TRANSFERS BEFORE THE ANNUITY        apply to Policy Value transfers at
   COMMENCEMENT DATE                   the end of a Guaranteed Period.

Prior to the Annuity Commencement      Transfers of interest credited in
Date, the Certificate Owner may        the GPOs to other Investment
transfer the value of the              Options are allowed on a "First-In,
accumulation units from one            First-Out" basis. Such transfers
Investment Option to another. The      may be made monthly, quarterly,
Certificate Owner must sign a          semi-annually, or annually. Each
notice to transfer which gives us      such transfer must be at least $50
the facts that we need.                and will not be subject to an
                                       Excess Interest Adjustment.
Transfers of Policy Value from the
Guaranteed Period Options (GPO) of     Transfers of Policy Value from the
the Fixed Account prior to the end     Separate Account are subject to a
of that GPO are subject to an          minimum of $500, or the entire
Excess Interest Adjustment If the      Subaccount Policy Value, if less.
Excess Interest Adjustment at the      However, if the remaining
time of such Policy Value transfer     Subaccount Policy Value is less
is a negative adjustment, then the     than $500, we reserve the right to
maximum Policy Value transfer is       include that amount as part of the
25% of that GPO's Policy Value,        transfer.
less Policy Values previously
transferred out of that GPO during     The Certificate Owner may choose
the current certificate year. If       which GPO to transfer to or from,
the Excess Interest Adjustment at      however, any GPO elected may not
the time of such Policy Value          extend beyond the maximum Annuity
transfer is a positive adjustment,     Commencement Date defined in
no maximum will apply to such          Section 11.
Policy Values transferred from the
GPO. No Excess Interest Adjustment
will

V1050

                               SECTION 8 - CONT

No transfers will be allowed out of     guarantee that the Dollar Cost
the Dollar Cost Averaging Fixed         Averaging program will result in
Account Option except through the       higher Policy Values or will
Dollar Cost Averaging Option.           otherwise be successful.

We reserve the right to limit           The Dollar Cost Averaging may be
transfers to no more than 12 in any     discontinued after satisfying the
one Certificate Year. Any transfers     minimum number of required
in excess of 12 per Certificate         transfers by sending written notice
Year may be charged a $10 per           to us. While Dollar Cost Averaging
transfer fee. Transfers among           is in effect, Asset Rebalancing is
multiple Investment Options will be     not available.
treated as one transfer in
determining the number of transfers     ASSET REBALANCING
that have occurred. We also reserve
the right to prohibit transfer d to     Prior to the Annuity Commencement
the Fixed Account if we are             Date, the Certificate Owner may
crediting an effective annual           instruct us to automatically
interest rate of 3%.                    transfer amounts among the
                                        Subaccounts of the Separate Account
DOLLAR COST AVERAGING OPTION            on a regular basis to maintain a
                                        desired allocation of the Policy
Prior to the Annuity Commencement       Value among the various Subaccounts
Date, the Certificate Owner may         offered. Rebalancing will occur on
instruct us to automatically            a monthly, quarterly, semi-annual
transfer a specified amount from        or annual basis, beginning on a
the Dollar Cost Averaging (DCA)         date selected. The Certif icate
Fixed Account Option or f from the      Owner must select the percentage of
Dollar Cost Averaging                   the Policy Value desired in each of
Subaccount(s), if any, shown on         the various Subaccounts offered
page 3 to any Subaccount(s) of the      (totaling 100%). Any amounts in the
Separate Account The automatic          Fixed Account are ignored for the
transfers can occur monthly or          purposes of asset rebalancing.
quarterly. If the Dollar Cost           Rebalancing can be started, stopped
Averaging request is received prior     or changed at any time. Asset
to the 28th day of any month, the       Rebalancing is not available while
first transfer will occur on the        Dollar Cost Averaging is in effect
28th day of that month. If the          Rebalancing will cease as soon as
Dollar Cost Averaging request is        we receive a request for any other
received on or after the 28th day       transfer.
of any month, the first transfer
will occur on the 28th day of the       B. TRANSFERS AFTER THE ANNUITY
following month.                           COMMENCEMENT DATE

Prior to the Annuity Commencement       After the Annuity Commencement
Date, no transfers, (except through     Date, the Certificate Owner may
Dollar Cost Averaging) will be          transfer the value of the variable
allowed from a DCA Fixed Account        annuity units from one Subaccount
Transfers will continue until the       to another within the Separate
elected Subaccount or DCA Fixed         Account or to the Fixed Account. If
Account value is depleted. The          the Certificate Owner wants to
amount transferred each time must       transfer the value of the variable
be at least $500, All transfers         annuity units, the Certificate
from the DCA account will be the        Owner must tell us in a signed
same amount as the initial              notice which gives us the facts
transfer. Changes to the amount         that we need. We reserve the right
transferred will only be allowed        to limit transfers between the
when additional premium is              Subaccounts or to the Fixed
allocated or a new amount is            Accounts to once per Certificate
transferred into the DCA Account        Year.
Changes to the Subaccounts to which
these transfers are allocated are       The minimum amount which may be
not restricted. Transfers must be       transferred is the lesser of $10
scheduled for at least 6 but not        monthly income or the entire
more than 24 months or for at least     monthly income of the variable
4 but not more than 8 quarters each     annuity units in the Subaccount
time the Dollar Cost Averaging          from which the transfer is being
program is started or restarted         made. If the monthly income of the
following termination of the            remaining units in a Subaccount is
program for any reason.                 less than $10, we have the right to
                                        include the value of those variable
Dollar Cost Averaging results in        annuity units as part of the
the purchase of more accumulation       transfer.
units when the value of the
accumulation unit is low, and fewer     After the Annuity Commencement
accumulation units when the value       Date, no transfers may be made from
of the accumulation unit is high.       the Fixed Account to any other
However, there is no                    Investment Options.

VB1050

                          SECTION 9 - DEATH PROCEEDS

A. DEATH PROCEEDS PRIOR TO ANNUITY     II.  Annuitant and Certificate
   COMMENCEMENT DATE                        Owner are different and the
                                            Annuitant dies.
The amount of death proceeds will
be the greater of the Cash Value,           When we have due proof that
the Policy Value, or any guaranteed         the Annuitant died prior to
minimum death benefit.                      the Annuity Commencement Date,
                                            the Certificate Owner will
If no payment option is selected by         become the new Annuitant and
the date of death, the beneficiary          no death proceeds are payable.
may make such election within one           If the Certificate Owner is
year of the date we receive due             also the deceased Annuitant's
proof of death. The beneficiary may         surviving spouse, an amount
elect to receive the death proceeds         equal to the excess, if any,
as a lump sum payment or may use            of any guaranteed minimum
the death proceeds to provide any           death benefit over the Policy
of the annuity payment options              Value will then be added to
described in Section 10. Interest           the Policy Value. This amount
on death proceeds will be paid as           will be added only once at the
required by law.                            time of such election.
                                            Furthermore, all future
B. DEATH PRIOR TO ANNUITY                   Surrender Charges will be
   COMMENCEMENT DATE                        waived.

Death proceeds are payable                  However, in lieu of becoming
contingent upon the relationships           the new Annuitant, the
between the Certificate Owner,              Certificate Owner may elect to
Annuitant, successor Certificate            have the death proceeds
Owner and beneficiary as outlined           distributed to the beneficiary
below. The Certificate must be              on the death of the Annuitant
surrendered upon settlement and             This election must be in
will be terminated upon receiving           writing and must be received
proof of death.                             by us prior to the Annuitant's
                                            death. In such case, when we
I.   Certificate Owner is also the          have due proof that the
     Annuitant When we have due             Annuitant died prior to the
     proof that the Certificate             Annuity Commencement Date, we
     Owner died before the Annuity          will provide the death
     Commencement Date, we will             proceeds to the beneficiary.
     provide the death proceeds to
     the beneficiary.                       a) If the Certificate Owner
                                               has elected to have the
     a) Beneficiary is the deceased            death proceeds paid as a
        Certificate Owner's                    lump sum, the beneficiary
        surviving spouse. The                  must, within 60 days of our
        beneficiary may elect to               receipt of due proof of the
        continue the Certificate               Annuitant's death, either:
        rather than receiving the
        death proceeds. If the                 1) receive the lump sum proceed;
        Certificate is continued,                 or
        an amount equal to the                 2) elect to receive annuity
        excess, if any, of any                    payments. Such payments
        guaranteed minimum death                  must begin within one
        benefit over the Policy                   year of our receipt of
        Value will then be added to               due proof of the
        the Policy Value. This                    Annuitant's death and
        amount will be added only                 must be made for a
        once, at the time of such                 period certain or for
        election. Furthermore, all                this beneficiary's
        future Surrender Charges                  lifetime, so long as any
        will be waived.                           period certain does not
                                                  exceed this
        If this beneficiary elects                beneficiary's life
        to have the death proceeds                expectancy.
        paid, the death proceeds
        must be distributed:                b) Death proceeds which are
                                               not paid to or for the
        (1) by the end of 5 years              benefit of a natural person
        after the date of the                  must be distributed by the
        deceased Certificate                   end of 5 years after the
        Owner's death, or                      date of the Annuitant's
                                               death.
        (2) payments must begin no
        later than one year after      III. Annuitant and Certificate
        the deceased Certificate            Owner are different and the
        Owner's death and must be           Certificate Owner dies.
        made for a period certain
        or for this beneficiary's           If the Certificate Owner dies
        lifetime, so long as any            prior to the Annuity
        period certain does not             Commencement Date and before
        exceed this beneficiary's           the entire interest in the
        life expectancy.                    Certificate is distributed,
                                            the successor Certificate
     b) Beneficiary is not the              Owner will become the new
        deceased Certificate                Certificate Owner. The
        Owner's surviving spouse.           remaining portion of any
        The death proceeds must be          interest in the policy must be
        distributed as provided in          distributed to the extent
        l.a)(1) or l.a)(2) above.           provided below in III.a),
                                            III.b), III.c), or III.d).
     c) Death proceeds which are
        not paid to or for the              a) Successor Certificate Owner
        benefit of a natural person            is the deceased Certificate
        must be distributed by the             Owner's surviving spouse.
        end of 5 years after the               The successor Certificate
        date of the deceased                   Owner may elect to continue
        Certificate Owner's death.             this Certificate rather
                                               than receive the Adjusted
                                               Policy Value. If the
                                               Certificate is continued,
                                               all future Surrender
                                               Charges will be waived. If
                                               the successor Certificate
                                               Owner elects to receive the
                                               Adjusted Policy Value, the
                                               Adjusted Policy Value must
                                               be distributed:

S961

                               SECTION 9 - CONT

     (1) by the end of 5 years          IV.  More than one Certificate
         after the date of the               Owner. If there is more than
         deceased Certificate                one Certificate Owner, then
         Owner's death, or                   the death of any Certificate
                                             Owner will be treated the same
     (2) payments must begin no              as the death of the
         later than one year after           Certificate Owner.
         the deceased Certificate
         Owner's death and must be      D.   DEATH ON OR AFTER THE ANNUITY
         made for a period certain           COMMENCEMENT DATE
         or for the successor
         Certificate Owner's            The death proceeds on or after the
         lifetime, so long as any       Annuity Commencement Date depend on
         period certain does not        the payment option selected. If any
         exceed the successor           Certificate Owner dies on or after
         Certificate Owner's life       the Annuity Commencement Date, but
         expectancy.                    before the entire interest in the
                                        Certificate is distributed, the
     b)  Successor Certificate          remaining portion of such interest
         Owner is not the deceased      in the Certificate will be
         Certificate Owner's            distributed at least as rapidly as
         surviving spouse. The          under the method of distribution
         Adjusted Policy Value must     being used as of the date of that
         be distributed as provided     Certificate Owner's death.
         in III.a)(1) or III.a)(2)
         above.                         E.   AN OWNER IS NOT AN INDIVIDUAL

     c)  Successor Certificate          In the case of a non tax-qualified
         Owner is not a natural         annuity, if any Certificate Owner
         person. The Adjusted           or beneficial Certificate Owner is
         Policy Value must be           not an individual, then for
         distributed as provided in     purposes of the federal income tax
         III.a)(1) above.               mandatory distribution provisions
                                        in subsection C or D above, (1) the
     d)  No successor Certificate       Annuitant will be treated as the
         Owner survives the             Certificate Owner of the
         deceased Certificate           Certificate, and (2) if there is
         Owner. The deceased            any change in the Annuitant, such a
         Certificate Owner's estate     change will be treated as the death
         will become the new            of the Certificate Owner.
         Certificate Owner (or the
         estate may name a new
         Certificate Owner). The
         executor or Administrator
         must be named in a form
         acceptable to us. The
         Adjusted Policy Value must
         be distributed by the end
         of 5 years after the date
         of the deceased
         Certificate Owner's death.

                         SECTION 10 - ANNUITY PAYMENTS

A. GENERAL PAYMENT PROVISIONS           the adjusted age of the Annuitant.
                                        The adjusted age is the Annuitant's
Payment                                 actual age on the Annuitant's
                                        nearest birthday, at the Annuity
If the Certificate is in force on       Commencement Date, adjusted as
the Annuity Commencement Date, we       follows:
will use the Fixed Account portion
and/or the Separate Account portion           Annuity
of the Adjusted Policy Value to           Commencement Date   Adjusted Age
make annuity payments to the Payee        -----------------   ------------
under Option 3 and/or 3-V,                  Before 2001     Actual Age minus
respectively, with 10 years                 2010 - 2001     Actual Age minus 1
certain, or if elected, under one           2020 - 2011     Actual Age minus 2
or more of the other options                2030 - 2021     Actual Age minus 3
described in this section. However,         2040 - 2031     Actual Age minus 4
the option(s) elected must provide          After 2040      Actual Age minus 5
for lifetime income or income for a
period of at least 60 months. The       Election of Optional Method of Payment
Certificate Owner will become the
Annuitant at the Annuity                Before the Annuity Commencement
Commencement Date. Payments will be     Date the Certificate Owner can
made at 1, 3, 6 or 12 month             elect or change a payment option.
intervals. We reserve the right to      The Certificate Owner may elect, in
change the frequency of payments to     a signed notice which gives us the
avoid making payments of less than      facts that we need, annuity
$50                                     payments that may be either
                                        variable, fixed, or a combination
Before the Annuity Commencement         of both. If a combination is
Date, if the death proceeds become      elected, they must also tell us
payable or if the Certificate is        what part of the proceeds on the
surrendered, we will pay any            Annuity Commencement Date are to be
proceeds in one sum, or if elected,     applied to provide each type of
all or part of these proceeds may       payment (It must also specify which
be placed under one or more of the      Subaccounts.} The amount of a
options described in this section.      combined payment will be the sum of
If we agree, the proceeds may be        the variable and fixed payments.
placed under some other method of       Payments under a variable payment
payment instead.                        option will ref lect the investment
                                        performance of the selected
Adjusted Age                            Subaccount of the Separate Account.

Payments under Options 3 and 5, and
the first payment under Options 3-V
and 5-V are determined based on

SB961

                SECTION 10 - ANNUITY PAYMENTS - CONT

Payee                                 when the Certificate Owner elects
                                      this option. The interest rate we
Unless specified otherwise, the       declare for this option may be
Payee shall be the Annuitant, or      different than the interest rate(s)
the beneficiary as specified in the   credited prior to the Annuity
Beneficiary provision.                Commencement Date.

Proof of Age                          Option 2 - Income for a Specified Period

We may require proof of the age of    We will make level payments only
any person who has an annuity         for the fixed period the
purchased under Options 3, 3-V, 5     Certificate Owner chooses. In the
and 5-V of this section before we     event of the death of the person
make the first payment.               receiving payments prior to the end
                                      of the fixed period elected,
Minimum Proceeds                      payments will be continued to that
                                      person's beneficiary or their
If the proceeds are less than         present value may be paid in a
$2,000, we reserve the right to pay   single sum. No funds will remain at
them out as a lump sum instead of     the end.
applying them to a payment option.
                                      Option 3 - Life Income - The
Premium Tax                           Certificate Owner may choose
                                      between:
We may be required by law to pay
premium tax on the amount applied     1.   No Period Certain - We will
to a payment option. If the                make level payments only
requirement is applicable to the           during the Annuitant's
issue state, we will deduct the            lifetime.
premium tax before applying the       2.   10 Years Certain - We will make
proceeds.                                  level payments for the longer
                                           of the Annuitant's lifetime or
B. FIXED ACCOUNT PAYMENTS                  ten years.
                                      3.   Guaranteed Return of Policy
Guaranteed Payment Options                 Proceeds - We will make level
                                           payments for the longer of the
The fixed account payment is               Annuitant's lifetime or until
determined by multiplying each             the total dollar amount of
$1,000 of proceeds allocated to a          payments we made to the Payee
fixed Payment Option by the amounts        equals the amount applied to
shown on page 12 for the option            this option.
selected. Options 1, 2 and 4 are
based on a guaranteed interest rate   Option 4 - Income of a Specified Amount
of 3%.
Options 3 and 5 are based on a        Payments are made for any specified
guaranteed interest rate of 3% and    amount until the amount applied to
the "1983 Table a" (male, female,     this option, with interest, are
and unisex if required by law)        exhausted. This will be a series of
mortality table improved to the       level payments followed by a
year 2000 with projection scale G.    smaller final payment In the event
(The "1983 Table a" mortality rates   of the death of the person
are adjusted based on improvements    receiving payments prior to the
in mortality since 1983 to more       time proceeds with interest are
appropriately reflect increased       exhausted, payments will be
longevity. This is accomplished       continued to that person's
using a set of improvement factors    beneficiary or their present value
referred to as projection scale G.)   may be paid in a single sum.

Option 1 - Interest Payments          Option 5 - Joint and Survivor Annuity

We will pay the interest on the       Payments are made during the joint
amount we use to provide annuity      lifetime of the Payee and a joint
payments in equal payments or this    Payee of the Certificate Owner's
amount may be left to accumulate      selection. Payments will be made as
for a period of time we and the       long as either person is living.
Certificate Owner agree to. We and
the Certificate Owner will agree on   Current Payment Options
withdrawal rights
                                      The amounts shown in the tables on
                                      page 12 are the guaranteed amounts.
                                      Current amounts offered to
                                      individuals of the same class may
                                      be obtained from us.
S962

                                  Page 11(A)


                           SECTION 10 - CONT

C. VARIABLE ACCOUNT PAYMENT OPTIONS         the percentage shown on page 3
                                            of the daily net asset value of
Variable Annuity Units                      a fund share held in the
                                            Separate Account for that
The proceeds chosen by the                  Subaccount.
Certificate Owner to apply to a
variable payment option will be         Determination of the First Variable
used to purchase variable annuity       Payment
units in Subaccounts chosen by the
Certificate Owner. The dollar value     The amount of the first variable
of variable annuity units in the        payment is determined by
chosen Subaccounts will increase or     multiplying each $ 1,000 of
decrease reflecting the investment      proceeds allocated to a variable
experience of the chosen                payment option by the amounts shown
Subaccounts. The value of a             on page 13 for the variable option
variable annuity unit in a              the Certificate Owner selects. the
particular Subaccount on any            tables are based on a 5% effective
business day is equal to (a)            annual Assumed Investment Return
multiplied by (b) multiplied by         and the "1983 Table a" (male,
(c), where:                             female, and unisex if required by
                                        law) mortality table improved to
(a) is the variable annuity unit        the year 2000 with projection scale
    value for that Subaccount on        G. (The "1983 Table a" mortality
    the immediately preceding           rates are adjusted based on
    business day;                       improvements in mortality since
                                        1983 to more appropriately reflect
(b) is the net investment factor        increased longevity. This is
    for that Subaccount for the         accomplished using a set of
    Valuation Period; and               improvement factors referred to as
                                        projection scale G.)
(c) is the Assumed Investment
    Return adjustment factor for        Option 3V - Life Income
    the Valuation Period.
                                        The Certificate Owner may choose
The Assumed Investment Return           between:
adjustment factor for the valuation
period is the product of discount       1. "No Period Certain" - Payments
factors of .99986634 per day to            will be made only during the
recognize the 5.0% effective annual        lifetime of the Annuitant.
Assumed Investment Return.
                                        2. "10 Years Certain" - Payments
The net investment factor used to          will be made for the longer of
calculate the value of a variable          the Annuitant's lifetime or ten
annuity unit in each Subaccount for        years. In the event of the death
the Valuation Period is determined         of the person receiving payments
by dividing (a) by (b) and                 prior to the end of the period
subtracting (c) from the result,           for which the election was made,
where:                                     payments will be continued to
                                           that person's beneficiary or
(a) is the net result of:                  their present value may be paid
                                           in a single sum.
    (1) the net asset value of a
        fund share held in that         Option 5V - Joint and Survivor Annuity
        Subaccount determined as of
        the end of the current          Payments are made as long as either
        valuation period; plus          the Payee or the joint Payee is
    (2) the per share amount of any     living.
        dividend or capital gain
        distributions made by the       Determination of Subsequent Variable
        fund for shares held in         Payments
        that Subaccount if the ex-
        dividend date occurs during     The amount of each variable annuity
        the Valuation Period; plus      payment after the first will
        or minus                        increase or decrease according to
    (3) a per share credit or           the value of the variable annuity
        charge for any taxes            units which reflect the investment
        reserved for, which we          experience of the selected
        determine to have resulted      Subaccounts. Each variable annuity
        from the investment             payment after the first will be
        operations of the               equal to the number of variable
        Subaccount.                     annuity units in the selected
                                        Subaccounts multiplied by the
(b) is the net asset value of a         variable annuity unit value on the
    fund share held in that             date the payment is made. The
    Subaccount determined as of the     number of variable annuity units in
    end of the immediately              each selected Subaccount is
    preceding Valuation Period.         determined by dividing the first
                                        variable annuity payment allocated
(c) is a factor representing the        to the Subaccount by the variable
    Mortality and Expense Risk Fee      annuity unit value of that
    and Administrative Charge           Subaccount on the Annuity
    applicable after the Annuity        Commencement Date.
    Commencement Date. This factor
    is less than or equal to, on an
    annual basis,

SB962

                                  PAGE 11(B)

                   GUARANTEED FIXED ACCOUNT PAYMENT OPTIONS

The amounts shown in these tables are the guaranteed amounts for each $1,000 of the proceeds. Higher current amounts may be available at the time of settlement.

-------------------------------------------------------------------------------------------------------------------------------
     Option 2, Table I                      Option 3, Table II           Option 3, Table III            Option 3, Table IV
-----------------------------          ----------------------------  ----------------------------  ----------------------------
    Number         Amount of           Monthly Installment for life  Monthly Installment for life  Monthly Installment for Life
    Of Years        Monthly              No Period Certain                 10 Years Certain           Guaranteed Return of
    Payable       Installment                                                                               Proceeds
                                ------------------------------------------------------------------------------------------------
                                  Age*    Male    Female   Unisex    Male   Female    Unisex     Male   Female    Unisex
--------------------------------------------------------------------------------------------------------------------------------
                                    50   $3.87     $3.55    $3.71   $3.84    $3.54      $3.70   $3.73    $3.49     $3.61
                                    51    3.93      3.60     3.77    3.90     3.59       3.75    3.79     3.53      3.66
                                    52    4.00      3.65     3.83    3.97     3.64       3.81    3.84     3.58      3.71
                                    53    4.07      3.71     3.90    4.04     3.70       3.87    3.90     3.63      3.76
        5              $17.91       54    4.15      3.77     3.97    4.11     3.75       3.94    3.96     3.68      3.82
        6               15.14       55    4.23      3.83     4.04    4.19     3.82       4.01    4.03     3.73      3.88
        7               13.16       56    4.32      3.90     4.11    4.27     3.88       4.08    4.10     3.79      3.94
        8               11.68       57    4.41      3.97     4.19    4.35     3.95       4.15    4.17     3.85      4.00
        9               10.53       58    4.50      4.05     4.28    4.44     4.02       4.24    4.24     3.91      4.07
       10                9.61       59    4.61      4.13     4.37    4.53     4.10       4.32    4.32     3.97      4.14
       11                8.86       60    4.72      4.21     4.47    4.63     4.18       4.41    4.40     4.04      4.22
       12                8.24       61    4.84      4.30     4.57    4.74     4.26       4.51    4.49     4.12      4.30
       13                7.71       62    4.96      4.40     4.68    4.85     4.35       4.61    4.58     4.19      4.38
       14                7.26       63    5.10      4.50     4.80    4.97     4.45       4.71    4.68     4.28      4.47
       15                6.87       64    5.24      4.61     4.93    5.09     4.55       4.83    4.78     4.36      4.56
       16                6.53       65    5.40      4.73     5.06    5.22     4.66       4.95    4.88     4.45      4.66
       17                6.23       66    5.56      4.85     5.21    5.36     4.77       5.07    4.99     4.55      4.76
       18                5.96       67    5.74      4.99     5.36    5.50     4.89       5.20    5.11     4.65      4.87
       19                5.73       68    5.93      5.13     5.53    5.65     5.02       5.34    5.24     4.76      4.98
       20                5.51       69    6.13      5.29     5.71    5.80     5.15       5.49    5.37     4.87      5.10
                                    70    6.34      5.45     5.90    5.96     5.30       5.64    5.51     4.99      5.23
--------------------------------------------------------------------------------------------------------------------------------

                                                   Option 5, Table V
--------------------------------------------------------------------------------------------------------------------------------
                                    Monthly Installment For Joint and Full Survivor
--------------------------------------------------------------------------------------------------------------------------------
           Age of                                              Age of Female Annuitant*
            Male
         Annuitant*    ---------------------------------------------------------------------------------------------------------
                                 15 Years      12 Years    9 Years    6 Years     3 Years                      3 Years
                                Less Than     Less Than   Less Than  Less Than   Less Than       Same As      More Than
                                 Male           Male       Male       Male        Male             Male         Male
--------------------------------------------------------------------------------------------------------------------------------
                50               $2.99        $3.05       $3.11      $3.18       $3.25            $3.32           $3.39
                55                3.11         3.19        3.27       3.35        3.44             3.53            3.63
                60                3.27         3.37        3.47       3.58        3.70             3.82            3.95
                65                3.47         3.60        3.74       3.89        4.05             4.22            4.39
                70                3.74         3.91        4.10       4.31        4.53             4.77            5.02
--------------------------------------------------------------------------------------------------------------------------------
                                 Monthly Installment For Unisex Joint and Full Survivor
--------------------------------------------------------------------------------------------------------------------------------
           Age of                                               Age of Joint Annuitant*
            First
         Annuitant*    ---------------------------------------------------------------------------------------------------------
                                 15 Years      12 Years    9 Years    6 Years     3 Years                      3 Years
                                Less Than     Less Than   Less Than  Less Than   Less Than       Same As      More Than
                                 Male           Male       Male       Male        Male             Male         Male
--------------------------------------------------------------------------------------------------------------------------------
             50                  $3.04        $3.09       $3.15      $3.21       $3.27            $3.33           $3.39
             55                   3.17         3.24        3.32       3.40        3.48             3.56            3.63
             60                   3.34         3.44        3.54       3.64        3.75             3.85            3.95
             65                   3.57         3.70        3.83       3.97        4.11             4.26            4.39
             70                   3.87         4.04        4.22       4.42        4.62             4.82            5.01
--------------------------------------------------------------------------------------------------------------------------------

*Adjusted Age as defined in Section 10.A.
--------------------------------------------------------------------------------
The annual, semi-annual or quarterly installments under Option 2 shall be the monthly installment shown multiplied by 11.84, 5.96 or 2.99 respectively, and for Options 3 and 5 the monthly installment shown multiplied by 11.80, 5.95 or
 2.99 respectively.
--------------------------------------------------------------------------------
Dollar amounts of monthly installments not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.

T828

                           VARIABLE PAYMENT OPTIONS
                      BASED ON ASSUMED INVESTMENT RETURN

The amounts shown in these tables are the initial payment amounts based on a 5.0% Assumed Investment Return for each $1,000 of the proceeds.

------------------------------------------------------------------------------------------------------------------------------------
                                         Option 3 - V, Table II           Option 3 - V, Table III
---------------------------             -------------------------------------------------------------------------------------------
                                        Monthly Installment for Life         Monthly Installment for Life
                                          No Period Certain                     10 Years Certain
                                 Age*      Male      Female    Unisex        Male     Female Unisex
------------------------------------------------------------------------------------------------------------------------------------
                                   50      $5.11      $4.81      $4.96       $5.07    $4.79   $4.94
                                   51       5.17       4.85       5.02        5.13     4.83    4.99
                                   52       5.24       4.90       5.07        5.19     4.88    5.04
                                   53       5.31       4.95       5.13        5.25     4.93    5.10
                                   54       5.38       5.01       5.20        5.32     4.98    5.16
                                   55       5.46       5.06       5.26        5.39     5.04    5.22
                                   56       5.54       5.12       5.34        5.47     5.09    5.28
                                   57       5.63       5.19       5.41        5.54     5.16    5.36
                                   58       5.72       5.26       5.49        5.63     5.22    5.43
                                   59       5.82       5.34       5.58        5.72     5.29    5.51
                                   60       5.93       5.42       5.68        5.81     5.37    5.60
                                   61       6.04       5.50       5.78        5.91     5.44    5.69
                                   62       6.17       5.60       5.89        6.02     5.53    5.78
                                   63       6.30       5.69       6.00        6.13     5.62    5.88
                                   64       6.44       5.80       6.13        6.25     5.71    5.99
                                   65       6.60       5.91       6.26        6.37     5.82    6.10
                                   66       6.76       6.04       6.40        6.50     5.92    6.22
                                   67       6.94       6.17       6.56        6.63     6.04    6.35
                                   68       7.13       6.31       6.72        6.77     6.16    6.48
                                   69       7.33       6.46       6.90        6.92     6.29    6.62
                                   70       7.55       6.63       7.09        7.07     6.43    6.76
------------------------------------------------------------------------------------------------------------------------------------

                                                              Option 5V, Table V
------------------------------------------------------------------------------------------------------------------------------------
                                            Monthly Installment For Joint and Full Survivor
              Age of                                        Age of Female Annuitant*
               Male    ------------------------------------------------------------------------------------------------------------
            Annuitant*
                             15 Years          12 Years         9 Years         6 Years           3 Years                  3 Years
                            Less than         Less Than        Less Than       Less Than         Less Than      Same As   More Than
                               Male             Male              Male            Male              Male         Male      Male
-----------------------------------------------------------------------------------------------------------------------------------
                50             $4.32          $4.36            $4.41           $4.46             $4.51          $4.57       $4.62
                55              4.42           4.47             4.53            4.60              4.67           4.75        4.83
                60              4.54           4.62             4.70            4.80              4.90           5.01        5.12
                65              4.71           4.82             4.94            5.07              5.22           5.37        5.53
                70              4.95           5.10             5.27            5.46              5.67           5.89        6.13
-----------------------------------------------------------------------------------------------------------------------------------
                                            Monthly Installment For Unisex Joint and Full Survivor
-----------------------------------------------------------------------------------------------------------------------------------
              Age of                                        Age of Joint Annuitant*
               First    -----------------------------------------------------------------------------------------------------------
            Annuitant*
                             15 Years         12 Years          9 Years         6 Years           3 Years                  3 Years
                            Less than         Less Than        Less Than       Less Than         Less Than      Same As   More Than
                               Male             Male              Male            Male              Male         Male      Male
-----------------------------------------------------------------------------------------------------------------------------------
                50             $4.40          $4.45            $4.50           $4.55             $4.61          $4.67       $4.72
                55              4.52           4.59             4.66            4.73              4.81           4.89        4.96
                60              4.69           4.78             4.87            4.97              5.08           5.19        5.29
                65              4.91           5.04             5.17            5.31              5.46           5.62        5.77
                70              5.22           5.40             5.59            5.79              6.02           6.24        6.47
-----------------------------------------------------------------------------------------------------------------------------------

   * Adjusted Age as defined in Section 10.A.
--------------------------------------------------------------------------------
The annual, semi-annual or quarterly installments shall be the monthly installment shown for Options 3-V and 5-V multiplied by 11.70, 5.93 or 2.99 respectively.
--------------------------------------------------------------------------------
Dollar amounts of monthly installments not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.

TB828

                        SECTION 11 - GENERAL PROVISIONS

THE CONTRACT                           Date.

The entire contract consists of        EVIDENCE OF SURVIVAL
this contract, riders, and the
attached application. All              We have the right to require
statements in the application or in    satisfactory evidence that a person
the enrollment form for a              was alive if a payment is based on
Participant Certificate are            that person being alive. No payment
representations and not warranties.    will be made until we receive the
No statement will cause this           evidence.
contract to be void or be used in
defense of a claim unless contained    SETTLEMENT
in the application.
                                       Any payment by us under the
PARTICIPANT CERTIFICATES               Certificate is payable at our Home
                                       Office.
We will issue a Certificate to each
Participant Such Certificates are      RIGHTS OF CERTIFICATE OWNER
not a part of this contract
                                       The Certificate Owner may, while
MODIFICATION OF CONTRACT               the Annuitant is living:

No change in this Contract or the      1. Assign the Certificate.
Group Certificate is valid unless      2. Surrender the Certificate to us.
made in writing by us and approved     3. Amend or modify the Certificate
by one of our officers. No                with our consent.
registered representative has          4. Receive annuity payments or name
authority to change or waive any          a Payee to receive the payments.
provision of the Group Certificate     5. Exercise, receive and enjoy
or this Contract                          every other right and benefit
                                          contained in the Certificate.
TAX QUALIFICATION
                                       The use of these rights may be
This Contract is intended to           subject to the consent of any
qualify as an annuity contract for     assignee or irrevocable
federal income tax purposes. The       beneficiary; and of the spouse in a
provisions of this Contract are to     community or marital property
be interpreted to maintain such        state.
qualification. To maintain such tax
qualification, we reserve the right    Unless we have been notified of a
to amend this Contract to reflect      community or marital property
any clarifications that may be         interest in the Certificate, we
needed or are appropriate to           will rely on our good faith belief
maintain such tax qualification or     that no such interest exists and
to conform this Contract to any        will assume no responsibility for
applicable changes in the tax          inquiry.
qualification requirements. We will
send the Certificate Owner a copy      SUCCESSOR CERTIFICATE OWNER
in the event of any such amendment
If such an amendment is refused, it    A successor Certificate Owner can
must be by giving us written           be named in any enrollment form, or
notice, and refusal may result in      in a notice the Certificate Owner
adverse tax consequences.              signs which gives us the facts that
                                       we need. The successor Certificate
NON -PARTICIPATING                     Owner will become the new
                                       Certificate Owner when the
The Group Contract and Group           Certificate Owner dies, if the
Certificates will not share in our     Certificate Owner dies before the
surplus earnings.                      Annuitant If no successor
                                       Certificate Owner survives the
AGE OR SEX CORRECTIONS                 Certificate Owner and the
                                       Certificate Owner dies before the
If the age or sex of the Annuitant     Annuitant, the Certificate Owner's
has been misstated, the benefits       estate will become the new
will be those which the premiums       Certificate Owner.
paid would have purchased for the
correct age and sex. If required by    ANNUITY COMMENCEMENT DATE
law to ignore differences in the
sex of the Annuitant, the payment      The Annuity Commencement Date is
options will be determined using       the date annuity payments begin.
the unisex factors in Section 10.      This date may not be later than the
                                       last day of the Certificate month
Any underpayment made by us will be    starting after the Annuitant
paid with the next payment Any         attains age 85, except as expressly
overpayment made by us will be         allowed by us, but in no event
deducted from future payments. Any     later than the last day of the
underpayment or overpayment, will      Certificate month following the
include interest at 5% per year,       month in which the Annuitant
from the date of the wrong payment     attains age 95. The Certificate
to the date of the adjustment          Owner may change the Annuity
                                       Commencement Date at any time
INCONTESTABILITY                       before the Annuity Commencement
                                       Date by giving us 30 days' written
This Contract shall be                 notice.
incontestable from the Contract

H719

                               SECTION 11 - CONT

ASSIGNMENT                              at the time the death proceeds
                                        become payable. If there is more
(a) In the case of a non-tax            than one beneficiary and the
    qualified annuity, the              Certificate Owner failed to specify
    Certificate may be assigned.        their interest, they will share
    The assignment must be in           equally. Payment will be made to
    writing and filed with us.          the named contingent
                                        beneficiary(ies) only if all
(b) We assume no responsibility for     primary beneficiaries have died
    the validity of any assignment      before the death proceeds become
    Any claim made under an             payable. If any primary beneficiary
    assignment shall be subject to      is alive at the time the death
    proof of interest and the           proceeds become payable, but dies
    extent of the assignment.           before receiving their payment,
                                        their share will be paid to their
(c) The Certificate may be applied      estate.
    for and issued to qualify as a
    tax-qualified annuity under         In cases where the annuitant dies
    certain sections of the             and the Certificate Owner (who is
    Internal Revenue Code. This         not the annuitant) elected to
    will be specified in the            receive the death proceeds in
    enrollment form, or information     accordance with Section 9, if the
    provided in lieu thereof.           annuitant's estate has been named
    Ownership of the Certificate        as beneficiary, then payment will
    then is restricted so that it       be made to the Certificate Owner.
    will comply with provisions of
    the Internal Revenue Code.          PROTECTION OF PROCEEDS

Assignment of the Certificate may       Unless the Certificate Owner so
result in adverse tax consequences.     directs by filing written notice
                                        with us, no beneficiary may assign
BENEFICIARY                             any payments under the Certificate
Death proceeds, when payable in         before the same are due. To the
accordance with Section 9, are          extent permitted by law, no
payable to the designated               payments under the Certificate will
beneficiary or beneficiaries. Such      be subject to the claims of
beneficiary(ies) must be named in       creditors of the Certificate Owner
the enrollment form, or information     or any beneficiary.
provided in lieu thereof, and may
be changed without consent (unless      DEFERMENT
irrevocably designated or required
by law) by notifying us in writing      We will pay any Partial Withdrawals
on a form acceptable to us. The         or surrender proceeds from the
change will take effect upon the        Separate Account(s) within 7 days
date signed, whether or not you are     after we receive all requirements
living when we receive it The           that we need. However, it may
notice must have been postmarked        happen that the New York Stock
(or show other evidence of delivery     Exchange is closed for trading
that is acceptable to us) on or         (other than the usual weekend or
before the date of death. The most      holiday closings), or the
recent change of beneficiary notice     Securities and Exchange Commission
will replace any prior beneficiary      restricts trading or determines
designations. No change will apply      that an emergency exists. If so, it
to any payment we made before the       may not be practical for us to
written notice was received. If an      determine the investment experience
irrevocable beneficiary dies, the       of the Separate Account In that
Certificate Owner may designate a       case, we may defer transfers among
new beneficiary.                        the Subaccounts and to the Fixed
                                        Account, and determination or
The Certificate Owner may direct        payment of Partial Withdrawals or
that the beneficiary shall not have     surrender proceeds.
the right to withdraw, assign or
commute any sum payable under an        When permitted by law, we may defer
option. In the absence of such          paying any Partial Withdrawals or
election or direction, the              surrender proceeds from the Fixed
beneficiary may change the manner       Account for up to 6 months from the
of payment or make an election of       date we receive the request If the
any option.                             Certificate Owner dies after the
                                        request is received, but before the
If any primary or contingent            request is processed, the request
beneficiary dies before the             will be processed before the death
Annuitant* that beneficiary's           proceeds are determined. Interest
interest in the Certificate ends        will be paid on any amount deferred
with that beneficiary's death. Only     for 30 days or more. This rate will
those beneficiaries living at the       be computed at the rate of interest
time of the Annuitant's death will      currently paid on proceeds left
be eligible to receive their share      under the Interest Payments
of the Death Proceeds. In the event     Settlement Option.
no contingent beneficiaries have
been named and all primary              REPORTS TO OWNER
beneficiaries have died before the
death proceeds become payable, the      We will give the Certificate Owner
Certificate Owner(s) will become        an annual report at least once each
the beneficiary(ies) unless elected     Certificate Year. This report will
otherwise in accordance with            show the number and value of the
Section 9. If both primary and          accumulation units held in each of
contingent beneficiaries have been      the Subaccounts as well as the
named, payment will be made to the      value of the Fixed Account. it will
named primary beneficiaries living      also give the Death Benefit, Cash
                                        Value, and any other facts required
                                        by law or regulation.

J719

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511



LUMP SUM PARTIAL WITHDRAWAL OPTION

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.

The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

     Beginning in the [2nd] Certificate Year, amounts $500, minimum) up to [10%] of the Policy Value immediately prior to the Partial Withdrawal are available as a Lump Sum Distribution once per Certificate Year with no Surrender Charges and no Excess
     Interest Adjustment.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.

          /s/ Craig D. Vermie                     /s/ William L. Busler
               SECRETARY                                 PRESIDENT

AE 1051 199

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511




GUARANTEED MINIMUM DEATH BENEFIT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

The Death Proceeds Prior to Annuity Commencement Date Provision in Section 9, Death Proceeds, is replaced with the following language:

     The amount of the death proceeds will be the greatest of (a), (b), or (c), where:

     (a) is the Policy Value on the date we receive due proof of death and an election of a method of settlement;

     (b) is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;

     (c) is the Guaranteed Minimum Death Benefit (GMDB), plus any additional premium payments received, less any Gross Partial
     Withdrawals from the date of death to the date of payment of death proceeds.

     If no payment option is selected by the date of death, the beneficiary may make such election within 60 days of the date we receive due proof of death. The beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the annuity payment options described in Section 10. Interest on death proceeds will be paid as required by law.

     The Guaranteed Minimum Death Benefit is the [5%] Annually
     Compounding Death Benefit The GMDB is equal to the total premiums paid for the Certificate, less any Adjusted Partial Withdrawals, accumulated at [5%] interest per annum from the payment or withdrawal date to the date of death.

     The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal described in Section 5, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Policy Value prior to the Partial Withdrawal.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.

          /s/ Craig D. Vermie                     /s/ William L. Busler
                SECRETARY                                PRESIDENT

AE 1058 199

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511


GUARANTEED MINIMUM DEATH BENEFIT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

The Death Proceeds Prior to Annuity Commencement Date provision in Section 9, Death Proceeds, is replaced with the following language:

     The amount of the death proceeds will be the greatest of (a),
     (b), or (c) where:

     (a) is the Policy Value on the date we receive due proof of death and an election of a method of settlement;

     (b) is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;

     (c) is the Guaranteed Minimum Death Benefit (GMDB), plus any additional premium payments received, less any Gross Partial Withdrawals from the date of death to the date of payment of death proceeds.

     If no payment option is selected by the date of death, the beneficiary may make such election within 60 days of the date we receive due proof of death. The beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the annuity payment options described in Section 10. Interest on death proceeds will be paid as required by law.

     The Guaranteed Minimum Death Benefit is the Double Enhanced Death Benefit The GMDB is the greater of (1) and (2) where:

          (1)  is a [5%] Annually Compounding Death Benefit, equal to:

               a)   the total premiums paid for the Certificate; minus
               b)   Adjusted Partial Withdrawals (as described below);
                    plus
               c) interest accumulated at [5%] per annum from the payment or withdrawal date to the earlier of the date of death or the Certificate Owner's [81st] birthday.

          (2)  is a Step-Up Death Benefit, equal to:

               a) the largest Policy Value on the Certificate Date or [any] Certificate [Anniversary] prior to the earlier of the date of death or the Certificate Owner's [81st] birthday; plus
               b) any Premium Payments made since then, minus any Adjusted Partial Withdrawals made since then.

     If the Certificate Owner is a nonnatural person, or if the Certificate Owner has elected to have the death proceeds paid upon the death of the annuitant, the Guaranteed Minimum Death Benefit will be based upon the annuitant's age.

       The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal described in Section 5, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Policy Value prior to the Partial Withdrawal.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.


          /s/ Craig D. Vermie                     /s/ William L. Busler
               SECRETARY                                PRESIDENT

AE 1060 199

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511


GUARANTEED MINIMUM DEATH BENEFIT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

The Death Proceeds Prior to Annuity Commencement Date Provision in Section 9, Death Proceeds, is replaced with the following language:

     The amount of the death proceeds will be the greatest of (a),
     (b), or (c), where:

     (a) is the Policy Value on the date we receive due proof of death and an election of a method of settlement;

     (b) is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;

     (c) is the Guaranteed Minimum Death Benefit (GMDB), plus any additional premium payments received, less any Gross Partial
     Withdrawals from the date of death to the date of payment of death proceeds.

     If no payment option is selected by the date of death, the beneficiary may make such election within 60 days of the date we receive due proof of death. The beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the annuity payment options described in Section 10. Interest on death proceeds will be paid as required by law.

     The Guaranteed Minimum Death Benefit is the Return of Premium Death Benefit The GMDB is equal to the total premiums paid for the Certificate, less any Partial Withdrawals, as of the date of death.

     The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal described in Section 5, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Policy Value prior to the Partial Withdrawal.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.


          /s/ Craig D. Vermie                     /s/ William L. Busler
               SECRETARY                                PRESIDENT

AE 1061 199

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511



SYSTEMATIC PAYOUT OPTION

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.

The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

     Beginning in the [1st] Certificate Year, a Systematic Payout Option (SPO) is available on a monthly, quarterly, semi-annual or annual basis. SPO payouts must be at least $50 and may not exceed 10% of the Policy Value at the time a SPO payout is made divided by the number of payouts made per year (e.g. 12 for monthly). No Surrender Charges or Excess Interest Adjustment will apply to the SPO payout Monthly and quarterly payouts must be sent through electronic funds transfer directly to your checking or savings account The Certificate Owner may start or stop SPO payouts at any time; however, 30 days written notice is required to stop SPO payouts. Once stopped, the Certificate Owner must wait until the first day of the next Certificate Year to begin a new SPO.

     Once the Certificate Owner has elected a SPO, the Certificate Owner must wait a minimum time before the first SPO payment: one month for a monthly SPO, three months for quarterly, six months for semi-annual, or twelve months for annual.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.


          /s/ Craig D. Vermie                     /s/ William L. Busler
               SECRETARY                                PRESIDENT


AE 1064 199

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511




SERVICE CHARGE WAIVER


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.

The Service Charge provision in Section 4, Policy Value, is amended to include the following language:

     The Service Charge will not be deducted on a Certificate
     Anniversary or at the time of surrender if, at such time, either
     (1) the sum of all premium payments made less the sum of all withdrawals taken equals or exceeds [$50,000] or (2) the Policy Value equals or exceeds [$50,000]

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.


          /s/ Craig D. Vermie                     /s/ William L. Busler
              SECRETARY                                  PRESIDENT


AE 1074 199

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511



PREMIUM ENHANCEMENT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

Section 3, Premium Payments, is amended to include the following language:

     PREMIUM ENHANCEMENT

     When a Premium Payment is paid, a Premium Enhancement Percentage of [.25%] to [5%] be applied to that Premium Payment and the resulting amount will be added to t Policy Value. The amount of the Premium Enhancement is not considered a Premium Payment The Premium Enhancement Percentage may vary from premium to premium on subsequent Premium Payments, but will never be less than 0.25% more than [5%.] The Premium Enhancement Percentage applicable to the Initial Premium is set forth on the Certificate Data Page. We will advise You of the amount of the Premium Enhancement applicable to each subsequent Premium Payment in a confirmation that We will send to You. No Premium Enhancement will apply if the Certificate is cancelled pursuant to the Right to Cancel provision.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.


          /s/ Craig D. Vermie                     /s/ William L. Busler
                SECRETARY                                PRESIDENT

AE 1075 199

[LOGO OF PFL LIFE APPEARS HERE]

        PFL Life Insurance Company
        A Stock Company
        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
        (Hereafter called the Company, we, our or us)    (319) 398-8511


                    GUARANTEED MINIMUM INCOME BENEFIT RIDER


This rider provides a Minimum Annuitization Value which can only be used with the Annuity Factors shown in Schedule I of this rider. This Minimum Annuitization value is guaranteed by us, regardless of the performance of the variable annuity's investments.

This rider is attached to and made part of the Contract as of the Contract Date. This rider may only be terminated as provided herein. This rider is subject to all of the provisions in the Contract that do not conflict with the provisions of this rider. The Rider Payment Options provide for variable annuity payments. Subsequent payments may fluctuate with the investment performance of the Subaccounts, but will never be less than the initial payment.

DEFINITIONS                             Election Date

The following definitions used in       A date that the Certificate Owner
this Rider are for reference only.      elects to begin Guaranteed Minimum
                                        Income Benefit payments. The
Annuitant                               Election Date must be within 30
                                        days following a Certificate
The Annuitant is designated on the      Anniversary. The first and last
Certificate Data Page. The variable     dates to elect a Rider Payment
annuity payments are paid to the        Option are shown on page one of the
Annuitant (or surviving Joint           rider attached to the Certificate.
Annuitant).
                                        Minimum Annuitization Value
Annuity Factor
                                        The amount we will use to determine
A factor for the applicable             the Guaranteed Minimum Income
Annuitant age, sex and Rider            Benefit payments.
Payment Option is shown in schedule
I or Schedule II of this rider. For     Rider Date
the Rider Payment Option chosen,
the Annuity Factor from Schedule I      The date that the rider is added to
and the Minimum Annuitization Value     the Certificate. This date may only
will be used to determine the           be the issue date of the
applicable annuity payments. For        Certificate or a Certificate
Annuitants age 85 or older at the       Anniversary date. This is also the
time of annuitization, the age 85       Certificate Anniversary that the
Annuity Factor will be used for         Certificate Owner most recently
Schedule I. Factors not shown are       elected to upgrade the Minimum
available from us upon request          Annuitization Value, if applicable.
Schedule I and Schedule II are
based on the "1983 Table a"             Supportable Payment
mortality table, improved to the
year 2000 with projection scale G.      The Supportable Payment is equal to
                                        the number of variable annuity
                                        units in the selected Subaccounts
                                        multiplied by the variable annuity
                                        unit values in those Subaccounts on
                                        the date the payment is made.
RGMI 4 499

GUARANTEED MINIMUM INCOME BENEFIT         (C)  is the Minimum Annuitization
                                               Value after the current
On the Election Date, the                      Certificate Year maximum
Certificate Owner may use the                  annual free amount has been
Minimum Annuitization Value and the            withdrawn, but prior to
applicable Annuity Factor to                   withdrawal of the excess
provide variable payments to the               portion.
Annuitant The first variable
payment is determined by                For each Certificate Year, the
multiplying each $ 1,000 of Minimum     maximum annual free amount is equal
Annuitization Value by the Annuity      to the Minimum Annuitization Value,
Factor on Schedule 1. Each              as of the beginning of the
subsequent payment will be              Certificate Year, multiplied by the
calculated as described in the          effective Annual Growth Rate as
Contract, using a 5% Assumed            shown on page one of the rider
Investment Return.                      attached to the Certificate.
                                        Withdrawals during a Certificate
For subsequent payments, an annual      Year will reduce the available
Mortality and Expense Risk Fee and      maximum annual free amount by the
Administrative Charge (which            amount of the Withdrawal.
includes an investment risk fee)
will be charged. This total fee may     RIDER FEE
be different than the Mortality and
Expense Risk Fee and Administrative     We will deduct a fee from the value
Charge in effect prior to the           of the Certificate on each
Election Date. It may also be           Certificate Anniversary and on the
different than the Mortality and        termination date of this rider. The
Expense Risk Fee and Administrative     Rider Fee is the Minimum
Charge for the settlement options       Annuitization Value at the time the
shown in the Certificate.               fee is deducted, multiplied by the
                                        Rider Fee Percentage shown on the
The subsequent payments may             first page of the rider attached to
fluctuate in accordance with the        the Certificate. The fee will be
investment performance of the           deducted from each Subaccount in
annuity Subaccounts. However, such      proportion to the amount of value
payments will never be less than        of the Certificate in each
the initial payment.                    Subaccount. This fee will not be
                                        deducted after the Election Date or
MINIMUM ANNUITIZATION VALUE             if the Certificate terminates due
                                        to the death of the Certificate
The Minimum Annuitization Value is      Owner.
used to determine the Guaranteed
Minimum Income Benefit payments.        WAIVER OF RIDER FEE

On the Rider Date, the Minimum          If the value of the Certificate, on
Annuitization Value is the value of     a particular Certificate
the Certificate. Thereafter, based      Anniversary, exceeds an amount
upon the effective Annual Growth        equal to the Rider Fee Waiver
Rate (shown on page one of the          Threshold (shown on page one of the
rider attached to the Certificate),     rider attached to the Certificate)
it will be the value of the             multiplied by the Minimum
Certificate on the Rider Date, plus     Annuitization Value, the Rider Fee
any additional payments made after      will be waived for that Certificate
the Rider Date, minus policy            Anniversary.
Withdrawals (adjusted as described
below), minus any premium taxes.        MINIMUM ANNUITIZATION VALUE UPGRADE

Withdrawals                             The Certificate Owner may elect, in
                                        writing, to upgrade the Minimum
In any Certificate Year, the            Annuitization Value to the value of
Minimum Annuitization Value will        the Certificate on a Certificate
only be reduced by the actual           Anniversary. This may be done
amount of a withdrawal as long as       within 30 days immediately
the withdrawal does not exceed a        following any Certificate
maximum annual free amount              Anniversary, and prior to the Last
Withdrawals in excess of the            Date to Upgrade shown on page one
maximum annual free amount will         of the rider attached to the
reduce the Minimum Annuitization        Certificate.
Value by an amount equal to (A)
divided by (B) multiplied by (C)        If an upgrade is elected, the rider
where:                                  attached to the Certificate will
                                        terminate and a new rider will be
  (A)  is the amount of the excess      issued with a new Rider Date,
       withdrawal;                      Election Date and its own
                                        guaranteed benefits. The new annual
  (B)  is the value of the              Rider Fee Percentage may be
       Certificate after the            different than this rider's, but it
       current Certificate Year         will never be greater than 0.50%.
       maximum annual free amount
       has been withdrawn, but
       prior to the withdrawal of
       the excess portion; and

RGMI 4 499

RIDER PAYMENT OPTIONS                   units as described below. If the
                                        Supportable Payment (at any payment
The Minimum Annuitization Value and     date) is less than the stabilized
applicable Annuity Factors from         payment for that year, annuity
Schedule I may be applied to the        units will be redeemed as described
following payment options:              below to fund the deficiency.

  Life Income - An election may be      Purchase/Redemption of Annuity
  made for "No Period Certain" or "     Units:
  10 Years Certain". In the event
  of the death of the person              The number of annuity units
  receiving payments prior to the         purchased or redeemed is equal to
  end of the chosen period certain,       the annuity income purchased or
  the remaining period certain            redeemed, respectively, divided
  payments will be continued to the       by the annuity unit value for
  beneficiary.                            each respective Subaccount
                                          Purchases and redemptions of
  Joint and Full Survivor - An            annuity income will be allocated
  election may be made f or "No           to each Subaccount on a
  Period Certain" or " 1 0 Years          proportionate basis. The amount
  Certain". Payments will be made         of annuity income purchased or
  as long as either the Annuitant         redeemed is the difference
  or Joint Annuitant is living. In        between the Supportable Payment
  the event of the death of both          and the stabilized payment, times
  the Annuitant and the Joint             the attained age nearest birthday
  Annuitant prior to the end of the       Annuity Factors shown in Schedule
  chosen period certain, the              11, divided by $ 1,000. These
  remaining period certain payments       factors will reflect the
  will be continued to the                remaining certain period, if any,
  beneficiary.                            but will be calculated on the
                                          same basis as the Schedule 11
GUARANTEED MINIMUM PAYMENT                factors.

On the Election Date, the               The Company bears the risk that it
Certificate Owner will receive          will need to make payments if all
guaranteed minimum payments. The        annuity units have been redeemed in
annual Mortality and Expense Risk       an attempt to maintain the
Fee and Administrative Charge for       stabilized payment at the initial
these payments is shown on page one     payment level. In such an event,
of the rider attached to the            the Company will make all future
Certificate. The percentage shown       payments equal to the initial
on page one of the rider attached       payment.
to the Certificate also includes a
fee to cover investment risk            ASSIGNMENT
associated with guaranteeing a
minimum payment.                        Payments made under this rider may
                                        not be pledged or assigned.
The first payment is based on the       Payments will only be made to the
Annuity Factors in Schedule 1. We       Annuitant or Joint Annuitant named
guarantee that each subsequent          in the policy.
payment will be equal to or greater
than the initial payment.               TERMINATION

During the first Certificate Year       This rider will be terminated, with
following annuitization, each           respect to each Certificate, upon
payment will be stabilized to equal     the earliest of:
the initial payment On each
Certificate Anniversary following       a.  the Election Date;
annuitization, the stabilized
payment will be increased or            b.  30 days after the Last Date to
decreased (but never below the              Elect Benefit shown on the
initial payment) and held level for         first page of the rider
that Certificate Year. On each              attached to the Certificate.
Certificate Anniversary following
annuitization, the stabilized           c.  the date the Certificate
payment will equal the greater of           terminates;
the initial payment or the
Supportable Payment at that time.       d.  the date the Certificate Owner
                                            elects to apply the value of
If the Supportable Payment (at any          the Certificate to annuitize
payment date) is greater than the           the Certificate; and
stabilized payment for that year,
the excess will be used to purchase     e.  the date the Certificate Owner
additional annuity                          elects to upgrade their Minimum
                                            Annuitization Value.

                                        This rider cannot be terminated
                                        prior to the earliest of the above
                                        dates.

                       Signed for us at our home office.


          /s/ Craig D. Vermie                     /s/ William L. Busler
               SECRETARY                                 PRESIDENT


RGMI 4 499

                          SCHEDULE I - ANNUITY FACTORS

The amounts shown in these tables are the Annuity Factors for each $1,000 of the Minimum Annuitization Value and assume a 3% Assumed Investment Return.

----------------------------------------------------------------------------------------------------------------------
---------------------------          ---------------------------------------------------------------------------------
                                      Monthly Annuity Factor For  Monthly Annuity Factor For
                                     Life With No Period          Life With 10 Years
                                             Certain                     Certain
                          --------------------------------------------------------------------------------------------
                               Age*   Male   Female   Unisex     Male    Female    Unisex
----------------------------------------------------------------------------------------------------------------------
                              50     $3.87    $3.55    $3.71   $3.84    $3.54      $3.70
                              51      3.93    3.60     3.77     3.90     3.59      3.75
                              52      4.00    3.65     3.83     3.97     3.64      3.81
                              53      4.07    3.71     3.90     4.04     3.70      3.87
                              54      4.15    3.77     3.97     4.11     3.75      3.94
                              55      4.23    3.83     4.04     4.19     3.82      4.01
                              56      4.32    3.90     4.11     4.27     3.88      4.08
                              57      4.41    3.97     4.19     4.35     3.95      4.15
                              58      4.50    4.05     4.28     4.44     4.02      4.24
                              59      4.61    4.13     4.37     4.53     4.10      4.32
                              60      4.72    4.21     4.47     4.63     4.18      4.41
                              61      4.84    4.30     4.57     4.74     4.26      4.51
                              62      4.96    4.40     4.68     4.85     4.35      4.61
                              63      5.10    4.50     4.80     4.97     4.45      4.71
                              64      5.24    4.61     4.93     5.09     4.55      4.83
                              65      5.40    4.73     5.06     5.22     4.66      4.95
                              66      5.56    4.85     5.21     5.36     4.77      5.07
                              67      5.74    4.99     5.36     5.50     4.89      5.20
                              68      5.93    5.13     5.53     5.65     5.02      5.34
                              69      6.13    5.29     5.71     5.80     5.15      5.49
                              70      6.34    5.45     5.90     5.96     5.30      5.64
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                 Monthly Annuity Factor For Joint and Full Survivor
----------------------------------------------------------------------------------------------------------------------
      Age of                                        Age of Female Annuitant*
        Male
     Annuitant*
----------------------------------------------------------------------------------------------------------------------
                       15 Years    12 Years     9 Years     6 Years       3 Years                         3 Years
                      Less than    Less Than   Less Than   Less Than     Less Than        Same As        More Than
                         Male        Male         Male        Male         Male            Male             Male
----------------------------------------------------------------------------------------------------------------------
         50             $2.99        $3.05       $3.11       $3.18         $3.25           $3.32           $3.39
         55              3.11        3.19         3.27        3.35         3.44            3.53             3.63
         60              3.27        3.37         3.47        3.58         3.70            3.82             3.95
         65              3.47        3.60         3.74        3.89         4.05            4.22             4.39
         70              3.74        3.91         4.10        4.31         4.53            4.77             5.02
----------------------------------------------------------------------------------------------------------------------
                   Monthly Annuity Factor For Joint and Full Survivor with 10 Year Period Certain
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Age of                            Age of Female Annuitant*
        Male
     Annuitant*
----------------------------------------------------------------------------------------------------------------------
                       15 Years    12 Years     9 Years     6 Years       3 Years                         3 Years
                      Less than    Less Than   Less Than   Less Than     Less Than        Same As        More Than
                         Male        Male         Male        Male         Male            Male             Male
----------------------------------------------------------------------------------------------------------------------
         50             $2.99        $3.05       $3.11       $3.18         $3.24           $3.31           $3.38
         55              3.11        3.19         3.27        3.35         3.44            3.53             3.63
         60              3.27        3.37         3.47        3.58         3.70            3.82             3.95
         65              3.47        3.60         3.74        3.89         4.05            4.22             4.39
         70              3.74        3.91         4.10        4.30         4.52            4.76             4.99
----------------------------------------------------------------------------------------------------------------------

*Age nearest birthday
----------------------------------------------------------------------------
The annual, semi-annual or quarterly Annuity Factor shall be the monthly Annuity Factor shown multiplied by 11.80, 5.95 or 2.99 respectively.

----------------------------------------------------------------------------
Annuity Factors not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.

RGMI 4 499

                          SCHEDULE II - ANNUITY FACTORS

The amounts shown in these tables are the Annuity Factors for each $1,000 of the Minimum Annuitization Value and assume a 5% Assumed Investment Return.

----------------------------------------------------------------------------------------------------------------------
---------------------------          ---------------------------------------------------------------------------------

                                      Monthly Annuity Factor      Monthly Annuity Factor For
                                     Life With No Period Certain  Life With 10 Years Certain
--------------------------- ------------------------------------------------------------------------------------------
                              Age*      Male   Female   Unisex    Male    Female    Unisex
----------------------------------------------------------------------------------------------------------------------
                              50     $5.14    $4.83    $4.99   $5.09    $4.80      $4.95
                              51      5.20    4.87     5.04     5.15     4.85      5.00
                              52      5.27    4.92     5.10     5.21     4.89      5.05
                              53      5.34    4.98     5.16     5.27     4.94      5.11
                              54      5.41    5.03     5.22     5.34     4.99      5.17
                              55      5.49    5.09     5.29     5.41     5.05      5.23
                              56      5.57    5.15     5.36     5.48     5.11      5.30
                              57      5.66    5.22     5.44     5.56     5.17      5.37
                              58      5.75    5.29     5.52     5.65     5.24      5.45
                              59      5.85    5.37     5.61     5.74     5.31      5.53
                              60      5.96    5.45     5.71     5.83     5.38      5.61
                              61      6.08    5.53     5.81     5.93     5.46      5.70
                              62      6.20    5.63     5.92     6.04     5.55      5.80
                              63      6.34    5.73     6.04     6.15     5.64      5.90
                              64      6.48    5.83     6.16     6.27     5.73      6.01
                              65      6.64    5.95     6.30     6.39     5.84      6.12
                              66      6.81    6.07     6.44     6.52     5.94      6.24
                              67      6.99    6.21     6.60     6.66     6.06      6.37
                              68      7.18    6.35     6.77     6.80     6.18      6.50
                              69      7.39    6.51     6.95     6.94     6.31      6.64
                              70      7.61    6.68     7.14     7.09     6.45      6.78
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                 Monthly Annuity Factor For Joint and Full Survivor
----------------------------------------------------------------------------------------------------------------------
       Age of                                            Age of Female Annuitant*
        Male
     Annuitant*
--------------------- ------------------------------------------------------------------------------------------------
                       15 Years     12 Years     9 Years     6 Years       3 Years                         3 Years
                      Less than    Less Than   Less Than   Less Than     Less Than        Same As        More Than
                         Male        Male         Male        Male         Male            Male             Male
----------------------------------------------------------------------------------------------------------------------
         50             $4.34        $4.38       $4.43       $4.48         $4.53           $4.59           $4.65
         55              4.43        4.49         4.55        4.62         4.70            4.77             4.85
         60              4.56        4.64         4.73        4.82         4.92            5.03             5.15
         65              4.74        4.84         4.96        5.10         5.24            5.40             5.56
         70              4.98        5.13         5.30        5.49         5.70            5.93             6.17
----------------------------------------------------------------------------------------------------------------------
                   Monthly Annuity Factor For Joint and Full Survivor with 10 Year Period Certain
----------------------------------------------------------------------------------------------------------------------
       Age of                                            Age of Female Annuitant*
        Male
     Annuitant*
----------------------------------------------------------------------------------------------------------------------
                       15 Years    12 Years     9 Years     6 Years       3 Years                         3 Years
                      Less than    Less Than   Less Than   Less Than     Less Than        Same As        More Than
                         Male        Male         Male        Male         Male            Male             Male
----------------------------------------------------------------------------------------------------------------------
         50             $4.34        $4.38       $4.43       $4.48         $4.53           $4.59           $4.65
         55              4.43        4.49         4.55        4.62         4.70            4.77             4.85
         60              4.56        4.64         4.72        4.82         4.92            5.03             5.14
         65              4.73        4.84         4.96        5.09         5.24            5.39             5.55
         70              4.97        5.12         5.29        5.48         5.69            5.91             6.14
----------------------------------------------------------------------------------------------------------------------

*Age nearest birthday
--------------------------------------------------------------------------------
The annual, semi-annual or quarterly Annuity Factor shall be the monthly Annuity Factor shown multiplied by 11.70, 5.93 or 2.99 respectively.

--------------------------------------------------------------------------------
Annuity Factors not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.


RGMI 4 499

                          PFL Life  Insurance Company

        Home Office located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499


               [LOGO OF PFL LIFE INSURANCE COMPANY APPEARS HERE]


               Group Flexible Premium Variable Annuity Contract
                  Income Payable At Annuity Commencement Date
         Benefits  Based On The  Performance Of The Separate  Account
  Are Variable And Are Not Guaranteed As To Dollar Amount (See Sections 6 and
                                     10C.)
                              Non -Participating

                                     INDEX

                                                      Page                                                         Page
Accumulation Units.............................          7     Guaranteed Period..............................        8
Adjusted Age (Settlement Options)..............          7     Incontestability...............................       14
Age or Sex Corrections.........................         14     Modification of Contract.......................       14
Annuity Commencement Date......................         14     Nonparticipation...............................       14
Annuity Payments...............................  11, 11(A)     Nursing Care and Terminal Condition
Assignment.....................................         15     Withdrawal Option..............................     5(B)
Beneficiary....................................         15     Partial Withdrawals............................     5, 6
Cash Value.....................................       5, 6     Payee..........................................    11(A)
Certificate Data Page..........................          3     Payment Option Tables..........................   12, 13
Death Proceeds.................................     10, 11     Policy Value...................................        4
Definitions....................................          2     Premium Payments...............................        4
Dollar Cost Averaging..........................          9     Proof of Age...................................    11(A)
Excess Interest Adjustment.....................          5     Protection of Proceeds.........................       15
Evidence of Survival...........................         14     Right to Cancel................................        1
Fixed Account..................................          8     Separate Account...............................     6, 7
Guaranteed Return of Fixed Account                             Service Charge.................................        4
Premium Payments...............................          6     Settlement.....................................       14
                                                               Surrender Charges..............................        6
                                                               Transfers......................................        9
                                                               Unemployment Waive.............................     5(B)

Y576

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



LUMP SUM PARTIAL WITHDRAWAL OPTION



This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.


The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

   Beginning in the [ xth ] Certificate Year, the Certificate Owner may withdraw, free from Surrender Charges, and free from Excess Interest Adjustment, an amount equal to the Cumulative Earnings, if any, in the Policy Value. The Cumulative Earnings is an amount equal to the Policy Value at the time a Lump Sum payout is made, minus the sum of all premium payments reduced by all prior Partial Withdrawals, if any. The minimum Partial Withdrawal under this option is $500. This Partial Withdrawal option is available once per Certificate Year.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                         Signed for us at our home office.



                /s/ Craig D. Vermie        /s/ William L. Busler
                SECRETARY                              PRESIDENT




AE 1052 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



LUMP SUM PARTIAL WITHDRAWAL OPTION


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.


The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:


     Beginning in the [ xth ] Certificate Year, the Certificate Owner may withdraw an amount ($500 minimum) free from Surrender Charges and free from Excess Interest Adjustment up to the Cumulative Free Percentage (CFP) times the Policy Value immediately prior to the Partial Withdrawal. On the Certificate Date the CFP is [ 10% ]. Thereafter, [ 10% ] will be added to the CFP on each Certificate Anniversary. The unused portion of the CFP in any Certificate Year will be carried forward at each successive Certificate Anniversary. Any portion of the CFP previously taken will reduce the CFP currently available. Any Partial Withdrawals will reduce the CFP by the ratio of the requested Partial Withdrawal amount to the Policy Value immediately prior to the Partial Withdrawal. The maximum CFP will be [ 100% ] beginning in the [ yth ] Certificate Year, and will never be less than zero.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



                  /s/ Craig D. Vermie  /s/ William L. Busler
                  SECRETARY                        PRESIDENT



AE 1053 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



MORTALITY AND EXPENSE RISK FEE AND ADMINISTRATIVE CHARGE REDUCTION

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

Section 6, Separate Account - Charges and Deductions, is amended to include the following language:

        MORTALITY AND EXPENSE RISK FEE AND ADMINISTRATIVE CHARGE REDUCTION

        The Mortality and Expense Risk Fee and Administrative Charge (before the Annuity Commencement Date) as shown on the Certificate Data Page will be reduced to [ x ] % if, at the time such fees are deducted, either

        (1) the sum of all premium payments less the sum of all partial withdrawals is at least $ [ y ]

            or

        (2) the Policy Value is at least $ [ y ].

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                         Signed for us at our home office.



              /s/ Craig D. Vermie                  /s/ William L. Busler
              SECRETARY                                        PRESIDENT




AE 1054 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



LUMP SUM PARTIAL WITHDRAWAL OPTION


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.



The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

   Beginning in the [ xth ] Certificate Year, the Certificate Owner may withdraw, free from Surrender Charges, and free from Excess Interest Adjustment, an amount equal to the accumulated interest in the Fixed Account, during the prior [ 12 ] months, or since the last Partial Withdrawal, if later. The minimum Partial Withdrawal under this option is $500. This Partial Withdrawal option is available once per Certificate Year.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to ail the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



                  /s/ Craig D. Vermie   /s/ William L. Busler
                  SECRETARY                         PRESIDENT




AE 1056 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]


LUMP SUM PARTIAL WITHDRAWAL OPTION



This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.



The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

   Beginning in the [ xth ] Certificate Year, the Certificate Owner may withdraw an amount ($500 minimum) free from Surrender Charges, and free from Excess Interest Adjustment up to the Cumulative Free Percentage (CFP) times the cumulative premium payments immediately prior to the Partial Withdrawal. On the Certificate Date the CFP is [ 10% ] . Thereafter, [ 10% ] will be added to the CFP on each Certificate Anniversary. The unused portion of the CFP in any Certificate Year will be carried forward at each successive Certificate Anniversary. Any portion of the CFP previously taken will reduce the CFP currently available. Any Partial Withdrawals will reduce the CFP by the ratio of the requested Partial Withdrawal amount to the cumulative premium payments immediately but prior to, the Partial Withdrawal. The maximum CFP will be [100%] beginning in the [ yth ] Certificate Year and will never be less than zero.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.



                         Signed for us at our home office.



                    /s/ Craig D. Vermie      /s/ William L. Busler
                    SECRETARY                            PRESIDENT




AE 1057 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



LUMP SUM PARTIAL WITHDRAWAL OPTION



This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.



The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:


   Beginning in the [ xth ] Certificate Year, the Certificate Owner may withdraw, free from Surrender Charges, and free from Excess Interest Adjustment, an amount equal to the earnings, if any, in the Policy Value, during the prior [ 12 ] months, or since the last Partial Withdrawal, if later. The amount of earnings is equal to the Policy Value at the time a Lump Sum payout is made, minus the Policy Value at the later of the date of the last Partial Withdrawal or the date [ 12 ] months prior to the Lump Sum payout, minus the premiums paid during the corresponding time period. The minimum Partial Withdrawal under this option is $500. This Partial Withdrawal option is available once per Certificate Year.



This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                         Signed for us at our home office.



                    /s/ Craig D. Vermie  /s/ William L. Busler
                    SECRETARY                        PRESIDENT




AE 1059 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



GUARANTEED MINIMUM DEATH BENEFIT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

The Death Proceeds Prior to Annuity Commencement Date Provision in Section 9, Death Proceeds is replaced with the following language:

   The amount of the death proceeds will be the greatest of (a), (b), or (c), where:

   (a) is the Policy Value on the date we receive due proof of death and an election of a method of settlement;

   (b) is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;

   (c) is the Guaranteed Minimum Death Benefit (GMDB), plus any additional premium payments received, less any Gross Partial Withdrawals from the date of death to the date of payment of death proceeds.

   If no payment option is selected by the date of death, the beneficiary may make such election within 60 days of the date we receive due proof of death. The beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the annuity payment options described in Section 10. Interest on death proceeds will be paid as required by law.

   The Guaranteed Minimum Death Benefit is the Step-Up Death Benefit. The GMDB is equal to the largest Policy Value on the Certificate Date or on [ any/every ] [ xth ] Certificate [ Anniversary/Monthiversary ] prior to the earlier of the date of death or the Certificate Owner's [ yth ] birthday, plus any Premium Payments made since then, minus any Adjusted Partial withdrawals made since then.

   If the Certificate Owner is a nonnatural person, or if the Certificate Owner has elected to have the death proceeds paid upon the death of the annuitant, the Guaranteed Minimum Death Benefit will be based upon the annuitant's age.

   The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal described in Section 5, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Policy Value prior to the Partial Withdrawal.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                         Signed for us at our home office.


                  /s/ Craig D. Vermie              /s/ William L. Busler
                  SECRETARY                                    PRESIDENT

  AE 1062 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



GUARANTEED MINIMUM DEATH BENEFIT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

The Death Proceeds Prior to Annuity Commencement Date Provision in Section 9, Death Proceeds, is replaced with the following language:

   The amount of the death proceeds will be the greatest of (a), (b), or (c), where:

   (a) is the Policy Value on the date we receive due proof of death and an election of a method of settlement;

   (b) is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;

   (c) is the Guaranteed Minimum Death Benefit (GMDB), plus any additional premium payments received, less any Gross Partial Withdrawals from the date of death to the date of payment of death proceeds.

   If no payment option is selected by the date of death, the beneficiary may make such election within 60 days of the date we receive due proof of death. The beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the annuity payment options described in Section 10. Interest on death proceeds will be paid as required by law.

   The Guaranteed Minimum Death Benefit is [ x ] % Annually Compounding Death Benefit The GMDB is equal to the total premiums paid for the Certificate, less any Adjusted Partial Withdrawals, accumulated at [ x ] % interest per annum from he payment or withdrawal date to the earlier of the date of death or the Certificate Owner's [ yth ] birthday.

   If the Certificate Owner is a nonnatural person, or if the Certificate Owner has elected to have the death proceeds paid upon the death of the annuitant, the Guaranteed Minimum Death Benefit will be based upon the annuitant's age.

   The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal described in Section 5, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Policy Value prior to the Partial Withdrawal.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                         Signed for us at our home office.

                  /s/ Craig D. Vermie  /s/ William L. Busler
                  SECRETARY                        PRESIDENT

AE 1063 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



SYSTEMATIC PAYOUT OPTION


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.

The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

   Beginning in the [ xth ] Certificate Year, a Systematic Payout Option (SPO) is available on a monthly, quarterly, semi-annual or annual basis. At the time a SPO payout is made, such payout must be at least $50 and may not exceed [ 10% ] of the cumulative premium payments immediately prior to the Partial Withdrawal, divided by the number of payouts made per year (e.g. 12 for monthly). No Surrender Charges or Excess Interest Adjustment will apply to the SPO payout. Monthly and quarterly payouts must be sent through electronic funds transfer directly to a checking or savings account. The Certificate Owner may start or stop SPO payouts at any time; however, 30 days written notice is required to stop SPO payouts. Once stopped, the Certificate Owner must wait until the first day of the next Certificate Year to begin a new SPO.

   Once the Certificate Owner has elected a SPO, the Certificate Owner must wait a minimum time before the first SPO payment: one month for a monthly SPO, three months for quarterly, six months for semi-annual, or twelve months for annual.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                         Signed for us at our home office.


                 /s/ Craig D. Vermie    /s/ William L. Busler
                 SECRETARY                          PRESIDENT




AE 1065 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]


SYSTEMATIC PAYOUT OPTION


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.


The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

   Beginning in the [ xth ] Certificate Year, a Systematic Payout Option (SPO) is available on a monthly, quarterly, semiannual or annual basis. At the time a SPO payout is made, such payout must be at least $50 and may not exceed the Cumulative Earnings, if any, in the Policy Value, divided by the number of payouts made per year (eg. 12 for monthly). The Cumulative Earnings is an amount equal to the Policy Value at the time a SPO payout is made, minus the sum of all premium payments reduced by all prior Partial Withdrawals, if any. No Surrender Charges or Excess Interest Adjustment will apply to the SPO payout. Monthly and quarterly payouts must be sent through electronic funds transfer directly to a checking or savings account. The Certificate Owner may start or stop SPO payouts at any time; however, 30 days written notice is required to stop SPO payouts. Once stopped, the Certificate Owner must wait until the first day of the next Certificate Year to begin a new SPO.

   Once the Certificate Owner has elected a SPO, the Certificate Owner must wait a minimum time before the first SPO payment: one month for a monthly SPO, three months for quarterly, six months for semi-annual, or twelve months for annual.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



               /s/ Craig D. Vermie        /s/ William L. Busler
               SECRETARY                              PRESIDENT




AE 1066 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



SYSTEMATIC PAYOUT OPTION


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.


The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:

  Beginning in the [ xth ] Certificate Year, a Systematic Payout Option (SPO) is available on a monthly, quarterly, semi-annual or annual basis. At the time a SPO payout is made, such payout must be at least $50 and may not exceed the earnings, if any, in the Policy Value during the prior [ 12 ] months or since the last Partial Withdrawal, if later, divided by the number of payouts made per year (e.g. 12 for monthly). The amount of earnings is equal to the Policy Value at the time a SPO payout is made, minus the Policy Value at the later of the date of the last Partial Withdrawal or the date [ 12 ] months prior to the SPO payout, minus the premiums paid during the corresponding time period. No Surrender Charges or Excess Interest Adjustment will apply to the SPO payout. Monthly and quarterly payouts must be sent through electronic funds transfer directly to a checking or savings account. The Certificate Owner may start or stop SPO payouts at any time; however, 30 days written notice is required to stop SPO payouts. Once stopped, the Certificate Owner must wait until the first day of the next Certificate Year to begin a new SPO.

  Once the Certificate Owner has elected a SPO, the Certificate Owner must wait a minimum time before the first SPO payment: one month for a monthly SPO, three months for quarterly, six months for semi-annual, or twelve months for annual.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.


                  /s/ Craig D. Vermie  /s/ William L. Busler
                  SECRETARY                        PRESIDENT




AE 1067 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



SYSTEMATIC PAYOUT OPTION


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.


The Partial Withdrawals provision in Section 5, Cash Value-and Partial Withdrawals, is amended to include the following language:


   Beginning in the [ xth ] Certificate Year, a Systematic Payout Option (SPO) is available on a monthly, quarterly, semi-annual or annual basis. At the time a SPO payout is made, such payout must be at least $50 and may not exceed the accumulated interest in the Fixed Account during the prior [ 12 ] months, or since the last Partial Withdrawal, if later, divided by the number of payouts made per year (e.g. 12 for monthly). No Surrender Charges or Excess Interest Adjustment will apply to the SPO payout. Monthly and quarterly payouts must be sent through electronic funds transfer directly to a checking or savings account. The Certificate Owner may start or stop SPO payouts at any time; however, 30 days written notice is required to stop SPO payouts. Once stopped, the Certificate Owner must wait until the first day of the next Certificate Year to begin a new SPO.

   Once the Certificate Owner has elected a SPO, the Certificate Owner must wait a minimum time before the first SPO payment: one month for a monthly SPO, three months for quarterly, six months for semi-annual, or twelve months for annual.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



               /s/ Craig D. Vermie         /s/ William L. Busler
               SECRETARY                               PRESIDENT




AE 1068 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



LUMP SUM PARTIAL WITHDRAWAL OPTION


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate Data page.


The Partial Withdrawals provision in Section 5, Cash Value and Partial Withdrawals, is amended to include the following language:


   Beginning in the [ xth ] Certificate Year amounts ($500 minimum) up to [ 10% ] of the Cumulative Premium Payments immediately prior to the Partial Withdrawal are available as a Lump Sum distribution once per Certificate Year with no Surrender Charges and no Excess Interest Adjustment


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



           /s/ Craig D. Vermie                 /s/ William L. Busler
           SECRETARY                                       PRESIDENT




AE 1069 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



PREMIUM ENHANCEMENT


This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.


Section 3, Premium Payments, is amended to include the following language:


   PREMIUM ENHANCEMENT

   If the Cumulative Premium Payments less partial withdrawals are less than $ [ x ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. If the Cumulative Premium Payments less partial withdrawals are greater than or equal to $ [ x ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. The amount of the Premium Enhancement is not considered a Premium Payment

   The Premium Enhancement Percentage may vary from premium to premium on subsequent Premium Payments, but will never be less than .25% nor more than [ b ]%. The Premium Enhancement Percentage applicable to the Initial
   Premium is set forth on the Certificate Data Page. We will advise You of the amount of the Premium Enhancement applicable to each subsequent Premium Payment in a confirmation that We will send to You. No Premium Enhancement will apply if the Certificate is cancelled pursuant to the Right to Cancel provision.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



                  /s/ Craig D. Vermie  /s/ William L. Busler
                  SECRETARY                        PRESIDENT




AE 1073 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



PREMIUM ENHANCEMENT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.


Section 3, Premium Payments, is amended to include the following language:


   PREMIUM ENHANCEMENT

   If the Cumulative Premium Payments less partial withdrawals are less than $ [ x ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. If the Cumulative Premium Payments less partial withdrawals are greater than or equal to $ [ x ] and less than $ [ y ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. If the Cumulative Premium Payments less partial withdrawals are greater than or equal to $ [ y ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. The amount of the Premium Enhancement is not considered a Premium Payment.

   The Premium Enhancement Percentage may vary from premium to premium on subsequent Premium Payments, but will never be less than .25% nor more than [ b ] %. The Premium Enhancement Percentage applicable to the Initial Premium is set forth on the Certificate Data Page. We will advise You of the amount of the Premium Enhancement applicable to each subsequent Premium Payment in a confirmation that We will send to You. No Premium Enhancement will apply if the Certificate is cancelled pursuant to the Right to Cancel provision.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                         Signed for us at our home office.



          /s/ Craig D. Vermie                   /s/ William L. Busler
          SECRETARY                                         PRESIDENT




AE 1076 199

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



GUARANTEED MINIMUM DEATH BENEFIT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.

The Death Proceeds Prior to Annuity Commencement Date Provision in Section 9, Death Proceeds, is replaced with the following language:

   The amount of the death proceeds will be the greatest of (a), (b), or (c), where:

   (a) is the Policy Value on the date we receive due proof of death and an election of a method of settlement;

   (b) is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;

   (c) is the Guaranteed Minimum Death Benefit (GMDB), plus any additional premium payments received, less any Gross Partial Withdrawals from the date of death to the date of payment of death proceeds.

   If no payment option is selected by the date of death, the beneficiary may make such election within 60 days of the date we receive due proof of death. The beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the annuity payment options described in Section 10. Interest on death proceeds will be paid as required by law.

   The Guaranteed Minimum Death Benefit is the Return of Premium Death Benefit. The GMDB is equal to the total premiums paid for the Certificate, less any Adjusted Partial Withdrawals, as of the date of death.

   The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal described in Section 5, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Policy Value prior to the Partial Withdrawal.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.

                  /s/ Craig D. Vermie  /s/ William L. Busler
                  SECRETARY                        PRESIDENT

AE 1127 799

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



PREMIUM ENHANCEMENT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.


Section 3, Premium Payments, is amended to include the following language:


   PREMIUM ENHANCEMENT

   If the Cumulative Premium Payments less requested partial withdrawals amounts are less than $ [ x ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. If the Cumulative Premium Payments less requested partial withdrawals amounts are greater than or equal to $ [ x ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. The Premium Enhancement Percentage may also vary depending on Your attained age at the time a Premium Payment is made. However, the Premium Enhancement Percentage applicable to Premium Payments made at attained ages less than age [ z ] will be at least as great as the corresponding percentage applicable at attained ages [ z ] and above. The Premium Enhancement will be applied using the same allocation as the corresponding Premium Payment. The amount of the Premium Enhancement is not considered a Premium Payment.

   The Premium Enhancement Percentage may vary from premium to premium on subsequent Premium Payments, but will never be less than [ a ] % nor more than [ b ] %. The Premium Enhancement Percentage applicable to the Initial Premium Payment is set forth on the Certificate Data Page. We will advise You of the amount of the Premium Enhancement applicable to each subsequent Premium Payment in a confirmation that We will sent to You. No Premium Enhancement will apply if the Certificate is cancelled pursuant to the Right to Cancel provision.

This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



          /s/ Craig D. Vermie                   /s/ William L. Busler
          SECRETARY                                         PRESIDENT




AE 1128 799

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



PREMIUM ENHANCEMENT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.


Section 3, Premium Payments, is amended to include the following language:


   PREMIUM ENHANCEMENT

   When a Premium Payment is paid, a Premium Enhancement Percentage of
   [ x to y ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. The Premium Enhancement Percentage may also vary depending on Your attained age at the time of a Premium Payment is made. However, the Premium Enhancement Percentage applicable to Premium Payments made at attained ages less than age [ z ] will be at least as great as the corresponding percentage applicable at attained ages [ z ] and above. The amount of the Premium Enhancement is not considered a Premium Payment. The Premium Enhancement Percentage may vary from premium to premium on subsequent Premium Payments, but will never be less than [ x ] % nor more than [ y ] %. The Premium Enhancement Percentage applicable to the Initial Premium Payment is set forth on the Certificate Data Page. We will advise You of the amount of the Premium Enhancement applicable to each subsequent Premium Payment in a confirmation that We will send to You. The Premium Enhancement will be applied using the same allocation as the corresponding Premium Payment. No Premium Enhancement will apply if the Certificate is cancelled pursuant to the Right to Cancel provision.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



          /s/ Craig D. Vermie                   /s/ William L. Busler
          SECRETARY                                         PRESIDENT




AE 1129 799

            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]



PREMIUM ENHANCEMENT

This Rider is a part of the Contract/Certificate if it is shown in the Schedule of Additional Benefits section on the Contract/Certificate page.


Section 3, Premium Payments, is amended to include the following language:


   PREMIUM ENHANCEMENT

   If the Cumulative Premium Payments less requested partial withdrawals are less than $ [ x ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. If the Cumulative Premium Payments less requested partial withdrawals are greater than or equal to $ [ x ] and less than $[y] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. If the Cumulative Premium Payments less requested partial withdrawal amounts are greater than or equal to $ [ y ] when a Premium Payment is paid, then a Premium Enhancement Percentage of [ a to b ] % will be applied to that Premium Payment and the resulting amount will be added to the Policy Value. The Premium Enhancement Percentage may also vary depending on Your attained age at the time a Premium Payment is made. However, the Premium Enhancement Percentage applicable to Premium Payments made at attained ages less than age [ z ] will be at least as great as the corresponding percentage applicable at attained ages [ z ] and above. The Premium Enhancement will be applied using the same allocation as the corresponding Premium Payment. The amount of the Premium Enhancement is not considered a Premium Payment

   The Premium Enhancement Percentage may vary from premium to premium on subsequent Premium Payments, but will never be less than .[ a ] % nor more than [ b ] %. The Premium Enhancement Percentage applicable to the Initial Premium is set forth on the Certificate Data Page. We will advise You of the amount of the Premium Enhancement applicable to each subsequent Premium Payment in a confirmation that We will send to You. No Premium Enhancement will apply if the Certificate is cancelled pursuant to the Right to Cancel provision.


This Rider takes effect and expires concurrently with the Contract/Certificate to which it is attached and is subject to all the terms and conditions of the Contract/Certificate not inconsistent herewith.

                       Signed for us at our home office.



          /s/ Craig D. Vermie                   /s/ William L. Busler
          SECRETARY                                         PRESIDENT



AE 1130 799